UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.
The annual report to stockholders pursuant to Rule 30e-1 under the Investment Company Act, of 1940, as amended, for the year ended June 30, 2022 is filed herewith.

    Annual Report
    June 30, 2022

priorityincomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, non-diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            4

Letter to Stockholders

Dear Stockholders,

We are pleased to present this annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company” or “Priority”) for the fiscal year ended June 30, 2022. Priority has provided its stockholders cash distributions each month for over eight years, and Priority recently increased its quarterly bonus distributions to stockholders for the eighth time since August 2020.

Priority paid to our stockholders a dividend yield for the period ended June 30, 2022 of 10.3%, based on the “Class R Shares” offering price of $12.98 at June 30, 2022, 10.9% based on the “Class RIA Shares” offering price of $12.20 at June 30, 2022 and 11.0% based on the “Class I Shares” offering price of $12.10 at June 30, 2022.

NAV per share was resilient through the recent market volatility and only decreased by 0.9% during the 2022 fiscal year, from $12.15 to $12.04.

Priority Update
In this annual report, we refer to “Senior Secured Loans” collectively as senior secured loans made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated.

Inflation and the Federal Reserve’s reaction was in focus during fiscal year ended June 30, 2022, as a rapid reopening of the US economy combined with COVID related closures in China and the Russia/Ukraine war impacted supply chains across the globe. Loans started the year strong, but prices declined throughout the spring as the outlook for the US economy worsened:
–The U.S. unemployment rate peaked at 14.7% in April 2020 and has improved since such time. As of June 2022, the U.S. unemployment rate had decreased to 3.6%(1).
–U.S. gross domestic product (“GDP”) declined by 1.6% and 0.9% annualized rates in Q1 and Q2 of 2022 as inflation concerns and Fed rate hikes weighed on growth.(2)
–The S&P / LSTA Leveraged Loan Index (“S&P / LSTA Index”) troughed at 76.23 on March 23, 2020, the lowest level since the 2008 and 2009 financial crisis, before rebounding to 96.19 as of December 31, 2020(3).
–The S&P / LSTA Index continued to rally in Q1 of 2022 but retreated beginning with the Russia/Ukraine conflict and continued to decline as Fed rate hikes led to concerns about a near-term recession, closing at 92.16 as of June 30, 2022(3).
–Defaults in the senior secured loan market have continued to decrease from the recent peak in September 2020. The trailing twelve month market default rate decreased from 4.17% at September 30, 2020 to 0.28% at June 30, 2022(4). Priority has continued to outperform the overall market with our underlying loans having a 0.22% default rate as of June 30, 2022.
–We have been able to achieve this outperformance by (i) working with best-in-class fixed income managers, (ii) leveraging Prospect Capital Management's own 30+ year track record in investing in credit markets, and (iii) ensuring that the CLOs in which we invest are well diversified. As of June 30, 2022, Priority’s exposure to the oil & gas industry was limited to 1.9% and exposure to the retail industry was limited to 3.1%.
–As of June 30, 2022, Priority held 182 total CLO investments, including 155 CLO equity investments and 27 CLO debt investments.
–We have achieved diversity across over approximately 2,000 different Senior Secured Loans to over 1,400 companies, representing underlying collateral of $81.2 billion of Senior Secured Loans.
–Our largest exposure to an underlying Senior Secured Loan or borrower is 0.97% of our portfolio.
–As a result, a default or loss from one specific company is unlikely to significantly impact the performance of the Company.

Since our semi-annual report in December 2021, we continued to implement Priority’s strategy of targeting attractive risk-adjusted investments in CLO debt and CLO equity that further our primary objective of providing our stockholders with current income. Priority accomplished the following in the first half of calendar year 2022:
–Priority invested in 22 CLO equity investments totaling $127.2 million in cost basis and 1 debt investment totaling $0.08 million in cost basis.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            5

–For full fiscal year 2022, Priority invested in (i) 41 equity investments totaling $216.1 million in cost basis and (ii) 3 debt investments totaling $2.2 million in cost basis.

Priority benefited from tightening of corporate credit spreads by executing three capital markets issuances in fiscal year 2022, which achieved our goals of extending preferred equity maturities while also lowering the Company’s cost of capital:
–In August 2021, we issued our first preferred equity transaction of the fiscal year, Series J (NYSE: PRIF PRJ), resulting in gross proceeds of $39.5 million. We used the net proceeds from the offering of PRIF PRJ to redeem all the Company’s existing Series A preferred equity.
–In October 2021, we issued our second preferred equity transaction of the fiscal year, Series K (NYSE: PRIF PRK), resulting in gross proceeds of $40.0 million. We used the net proceeds from the offering of PRIF PRK to redeem all the Company’s existing Series E preferred equity.
–In February 2022, we issued our third preferred equity transaction of the fiscal year, Series L (NYSE: PRIF PRL), resulting in gross proceeds of $27.5 million. We used the net proceeds from the offering of PRIF PRL to acquire investments in accordance with our investment objective and strategies and for general working capital purposes.

CLO Market Commentary
The Russia/Ukraine war, inflationary pressures, and the corresponding Fed response introduced volatility which began in Q1 and persisted throughout Q2 of 2022. Despite the volatility, CLO issuance through June 30, 2022 remained robust with $71.9 billion issued(4). However, issuance is not on track to reach 2021 record levels of $184.8 billion(5). CLOs represented 72% of the buyer base in the institutional Senior Secured Loan market through June 2022, highlighting the importance of the CLO market(4).

After a flurry of refinance and reset activity in 2021, the pace slowed down YTD 2022 due to the uncertain macro environment. A CLO refinancing is an occurrence where all or part of the CLO liabilities are refinanced at a lower spread without a change in CLO maturity. A CLO reset is an occurrence where all of the CLO liabilities are refinanced and the CLO reinvestment period is extended typically by two to five years.

CLO research analysts are projecting 2022 CLO issuance to decrease from the prior 2021 record year while still maintaining robust volumes on an historical basis:
–Barclays: $135-$145 billion(6)
–Bank of America Merrill Lynch: $140 billion(7)
–Citigroup: $120 billion(8)
–JP Morgan: $90-100 billion(9)
–Morgan Stanley: $140 billion(10)
–Nomura: $100-$110 billion(11)

Despite macro headwinds, we believe the following factors indicate that the long-term fundamentals for the investments held by Priority remain attractive: (1) Priority continued to increase its number of investments with 182 investments as of June 30, 2022, (2) Priority’s portfolio trailing twelve month (“TTM”) default rate as of June 30, 2022 stood at 0.22% (less than the market TTM default rate of 0.28%)(4), and (3) we believe CLO managers are able to capitalize on loan price volatility to increase portfolio spreads and buy loans at discounted prices.

Dividend Policy
To qualify for U.S federal income tax treatment as a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations. In certain periods, we expect the income distributable pursuant to these regulations, which we refer to as distributable income, to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes (1) interest income from our underlying collateralized loan obligation (“CLO”) debt and equity investments, (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income.

Our distributions may exceed our earnings, and portions of the distributions that we make may therefore be a return of the money that you originally invested and represent a return of capital to you for tax purposes.

M. Grier Eliasek
Chairman and Chief Executive Officer

The Senior Secured Loans in which we invest are made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            6

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by the global impact of the spread of COVID-19 or unknowable future events and conditions, including elements of the future that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance and involve a number of risks and uncertainties, including the impact of COVID-19 and related changes in base interest rates and significant market volatility on our business, our industry, and the global economy. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any performance information quoted above represents past performance. We caution investors that the past performance described above is not indicative of and does not guarantee future returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance information may be different than the performance data presented above. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
__________________________
1.U.S. Bureau of Labor Statistics
2.U.S. Bureau of Economic Analysis
3.S&P Capital IQ - S&P-LSTA Leveraged Loan Index
4.S&P Capital IQ
5.Citigroup - Weekly US & Europe CLO Issuance Recap + 2022 Global CLO Outlook
6.Barclays – Revisiting CLO issuance and Spread Forecasts
7.BofA Global Research – 2022 Year Ahead Outlook - CLO
8.Citigroup – 2022 Global CLO Mid-Year Outlook
9.J.P. Morgan – CLO Midyear Outlook
10.Morgan Stanley – Global Securitized Products Mid-Year Outlook
11.Nomura – CLO Special Topics 6/17/2022

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            7

Fund Performance

Comparison of change in value of a $10,000 investment in Priority Income Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays US Aggregate Bond Index, Credit Suisse Leveraged Loan Index, and S&P 500® Index.

Past performance is not predictive of future performance. Current and future results may be lower or higher than those shown. The results shown are before taxes on fund distributions and sale of fund shares.

The above graph compares a hypothetical $10,000 investment made in Priority Income Fund on 1/6/14 (inception date) to a hypothetical investment of $10,000 made in the Bloomberg Barclays US Aggregate Bond Index, Credit Suisse Leverage Loan Index, and S&P 500® Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class R shares. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index. These factors can contribute to the indices potentially outperforming the Fund. Further information relating to fund performance is contained in the Financial Highlights section of the Fund’s prospectus and elsewhere in this report.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            8

Average Annual Total Returns as of June 30, 2022
	Inception Date	1 Year	5 Year	From Inception
Priority Income Fund, Inc.
with maximum sales charge	1/3/2014	3.51%	5.25%	8.89%
without sales charge	1/3/2014	11.03%	7.03%	9.96%

Bloomberg Barclays US Aggregate Bond Index	1/3/2014	(10.30)%	0.88%	1.85%	*
Credit Suisse Leveraged Loan Index	1/3/2014	(2.68)%	2.97%	3.30%	*
S&P 500 Index	1/3/2014	(10.60)%	11.31%	11.03%	*

*Index date is based on the inception date of the fund.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon sale or repurchase. Current performance may be lower or higher than the performance quoted. Go to www.priorityincomefund.com for the Fund’s most recent return information. The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class R shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            9

Portfolio Composition - At a Glance

Top Ten Holdings
As of June 30, 2022

Portfolio Investment	Investment	Legal Maturity	Fair Value	% of Net Assets
Cedar Funding IV CLO, Ltd.	Subordinated Notes	7/23/2030	$19,597,526	3.7%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	10/24/2030	$15,349,902	2.9%
Voya CLO 2022-1, Ltd.	Subordinated Notes	4/20/2035	$15,188,944	2.9%
Voya CLO 2018-1, Ltd.	Subordinated Notes	4/18/2031	$14,842,975	2.8%
Neuberger Berman CLO XVI-S, Ltd.	Subordinated Notes	4/17/2034	$14,114,980	2.7%
Cedar Funding XI CLO, Ltd.	Subordinated Notes	5/28/2032	$13,790,274	2.6%
Madison Park Funding XIV, Ltd.	Subordinated Notes	10/22/2030	$13,680,997	2.6%
Columbia Cent CLO 29 Limited	Subordinated Notes	7/21/2031	$13,651,421	2.6%
Sound Point CLO XVII, Ltd.	Subordinated Notes	10/20/2030	$13,631,175	2.6%
Voya CLO 2019-1, Ltd.	Subordinated Notes	4/15/2031	$13,494,103	2.5%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	2,076
Dollar Amount of Loans Underlying the Company’s CLO Investments	$81.2 billion
Percentage of Collateral Underlying the Company’s CLO Investments that are in Default	0.25%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	0.22%

Legal Maturity of Portfolio Securities

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            10

Collateral Summary

Number of loans underlying the Company’s CLO investments	2,076
Largest exposure to any individual borrower	0.97%
Average individual borrower exposure	0.06%
Aggregate exposure to 10 largest borrowers	6.39%
Aggregate exposure to senior secured loans	100%
Weighted average stated spread	3.5%
Weighted average LIBOR floor	0.70%
Weighted average percentage of floating rate loans with LIBOR floors	54.59%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B1/B2
Weighted average maturity of underlying collateral	4.6 years
U.S. dollar currency exposure	100%

Underlying Secured Loan Rating Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	Aa/AA	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
June 30, 2022	0.00% / 0.00%	0.00% / 0.00%	0.08% / 0.01%	1.96% / 1.24%	26.50% / 22.22%	66.94% / 70.02%	4.03% / 5.02%	0.61% / 1.64%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            11

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
Priority Income Fund, Inc.
New York, New York

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Priority Income Fund, Inc. (the “Company”), including the schedule of investments, as of June 30, 2022, the related statements of operations and cash flows for the year ended June 30, 2022, the statements of changes in net assets and temporary equity for each of the two years in the period ended June 30, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 2022, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and temporary equity for each of the two years in the period ended June 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian and/or brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ BDO USA, LLP
We have served as the Company's auditor since 2012.
New York, New York
September 6, 2022

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            12

Statement of Assets and Liabilities
As of June 30, 2022

Assets
Investments, at fair value (amortized cost $947,852,542)	$846,193,494
Cash	8,599,000
Interest receivable	2,073,052
Deferred common stock offering costs (Note 5)	489,541
Deferred financing costs on Revolving Credit Facility (Note 11)	360,625
Prepaid expenses	255,278
Due from affiliate (Note 5)	162,748
Receivable for capital shares sold	20,758
Total assets	858,154,496

Liabilities
Mandatorily redeemable Term Preferred Stock; ($0.01 par value; 50,000,000 shares authorized; 1,094,065 Series D Term Preferred Stock outstanding with net offering costs of $450,739 and unamortized discount of $654,024; 1,233,428 Series F Term Preferred Stock outstanding with net offering costs of $129,501 and unamortized discount of $708,097; 1,472,000 Series G Term Preferred Stock outstanding with net offering costs of $229,827 and unamortized discount of $915,904; 1,196,000 Series H Term Preferred Stock outstanding with net offering costs of $245,194 and unamortized discount of $770,295; 1,600,000 Series I Term Preferred Stock outstanding with net offering costs of $219,288 and unamortized discount of $1,106,097; 1,580,000 Series J Term Preferred Stock outstanding with net offering costs of $245,439 and unamortized discount of $1,119,327; 1,100,000 Series L Term Preferred Stock outstanding with net offering costs of $297,025 and unamortized discount of $830,178) (Note 7)	223,966,390
Notes payable (less unamortized discount and debt issuance costs of $1,143,413) (Note 12)	28,856,587
Revolving Credit Facility (Note 11)	24,800,000
Due to Adviser (Note 5)	9,589,867
Accrued expenses	1,368,692
Due to administrator (Note 5)	690,978
Due to affiliate (Note 5)	333,684
Interest payable	200,968
Director fees payable	75,000
Preferred dividend payable	4,873
Dividends payable	3,348
Total liabilities	289,890,387
Cumulative Preferred Stock, par value $0.01 per share (50,000,000 shares authorized; 1,600,000 Series K Cumulative Preferred Stock outstanding as of June 30, 2022) (Note 7)	38,434,574
Commitments and contingencies (Note 10)
Net Assets Applicable to Common Shares	$529,829,535

Components of net assets:
Common stock, $0.01 par value; 150,000,000 shares authorized; 43,996,704 shares issued and
outstanding (Note 4)	$439,967
Paid-in capital in excess of par (Note 4)	506,129,345
Total distributable earnings (Note 8)	23,260,223
Net Assets Applicable to Common Shares	$529,829,535

Net asset value per Common Share	$12.04
See accompanying notes to financial statements.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            13

Statement of Operations
For the year ended June 30, 2022

Investment income
Interest income from investments	$133,711,657
Total investment income	133,711,657
Expenses
Incentive fee (Note 5)	17,991,301
Base management fee (Note 5)	15,991,217
Total investment advisory fees	33,982,518

Preferred dividend expense	15,008,922
Interest expense and credit facility expense	2,420,296
Administrator costs (Note 5)	2,283,554
Transfer agent fees and expenses	1,687,948
Valuation services	1,284,333
Adviser shared service expense (Note 5)	722,014
Amortization of common stock offering costs (Note 5)	620,085
Report and notice to shareholders	587,813
Audit and tax expense	536,679
General and administrative	379,571
Legal expense	332,347
Insurance expense	253,101
Director fees	206,250
Total expenses	60,305,431
Net investment income	73,406,226
Net realized loss and net change in unrealized appreciation (depreciation) on investments
Net realized loss on investments	(8,358,797)
Net change in unrealized appreciation (depreciation) on investments	(14,484,658)
Net realized loss and net change in unrealized appreciation (depreciation) on investments	(22,843,455)
Net realized loss on repurchase of preferred stock	(1,668,530)
Net increase in net assets resulting from operations	$48,894,241
Dividends declared on Cumulative Preferred Stock	(2,061,104)
Net Increase in Net Assets Resulting from Operations applicable to Common Stockholders	$46,833,137

See accompanying notes to financial statements.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            14

Statements of Changes in Net Assets and Temporary Equity

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021

Net increase (decrease) in net assets resulting from operations applicable to Common Stockholders:
Net investment income	$73,406,226	$63,820,766
Net realized loss on investments	(8,358,797)	(1,305,864)
Net change in unrealized (depreciation) appreciation on investments	(14,484,658)	38,454,444
Net realized loss on repurchase of preferred stock	(1,668,530)	(1,600,048)
Net increase in net assets resulting from operations applicable to Common Stockholders	48,894,241	99,369,298
Distributions to common stockholders:
Dividends from earnings (Notes 6 and 8)	(53,587,685)	(20,598,582)
Return of capital (Notes 6 and 8)	—	(23,287,387)
Total distributions to common stockholders	(53,587,685)	(43,885,969)
Distributions to Series K Cumulative Preferred stockholders:
Dividends from earnings (Notes 6 and 8)	(2,061,104)	—
Total distributions to Series K Cumulative Preferred stockholders	(2,061,104)	—
Capital transactions:
Gross proceeds from shares sold (Note 4)	103,968,590	47,608,280
Commissions and fees on shares sold (Note 5)	(6,229,141)	(2,940,372)
Repurchase of common shares (Note 4)	(30,291,138)	(17,333,315)
Reinvestment of distributions (Note 4)	20,851,185	17,666,417
Net increase in net assets from capital transactions	88,299,496	45,001,010
Total increase in net assets	81,544,948	100,484,339
Net assets:
Beginning of year	448,284,587	347,800,248
End of year	$529,829,535	$448,284,587

	Year Ended	Year Ended
	June 30, 2022	June 30, 2021
Preferred Stock Classified as Temporary Equity:
Proceeds from the issuance of Cumulative Preferred Stock (Note 7)	$38,750,000	$—
Cumulative Preferred Stock issuance costs, paid and deferred	(315,426)	—
Net increase in Temporary Equity from Cumulative Preferred Stock transactions	38,434,574	—
Temporary Equity:
Beginning of year	—	—
End of year	$38,434,574	$—

See accompanying notes to financial statements.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            15

Statement of Cash Flows
For the year ended June 30, 2022

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$48,894,241
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs (Note 5)	620,085
Accretion of purchase discount, net	28,826,200
Amortization of term preferred stock deferred offering costs	252,496
Amortization of term preferred stock discount	841,908
Amortization of notes payable debt issuance costs	10,003
Amortization of notes payable discount	24,636
Amortization of deferred financing costs on Revolving Credit Facility (Note 11)	207,899
Purchases of investments	(218,310,755)
Repayments from investments	21,251,054
Payment-in-kind interest	(593,236)
Net realized loss on investments	8,358,797
Net change in unrealized appreciation (depreciation) on investments	14,484,658
Net realized loss on repurchase of preferred stock	1,668,530
(Increase) Decrease in operating assets:
Deferred common stock offering costs (Note 5)	(898,724)
Interest receivable	(309,388)
Due from affiliate (Note 5)	9,638
Prepaid expenses	(227,302)
Increase (Decrease) in operating liabilities:
Due to adviser (Note 5)	1,607,378
Accrued expenses	(316,551)
Due to administrator (Note 5)	(125,807)
Due to affiliate (Note 5)	333,684
Preferred dividend payable	(359,095)
Interest payable	107,426
Director fees payable	75,000
Net cash used in operating activities	(93,567,225)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	103,937,832
Commissions and fees on shares sold (Note 5)	(6,228,466)
Distributions paid to common stockholders	(32,733,448)
Repurchase of common shares (Note 4)	(30,291,138)
Term Preferred Stock issuance costs, paid and deferred	(749,015)
Cumulative Preferred Stock issuance costs, paid and deferred	(315,426)
Proceeds from the issuance of Term Preferred Stock (Note 7)	64,906,250
Proceeds from the issuance of Cumulative Preferred Stock (Note 7)	38,750,000
Repurchases of Term Preferred Stock (Note 7)	(62,248,475)
Distributions paid to Cumulative Preferred Stockholders	(2,061,104)
Borrowings under Revolving Credit Facility (Note 11)	120,100,000
Repayments of Revolving Credit Facility (Note 11)	(111,500,000)
Deferred financing costs on Revolving Credit Facility (Note 11)	(154,995)
Proceeds from the issuance of notes payable (Note 12)	14,531,250
Notes payable debt issuance costs, paid and deferred	(52,159)
Net cash provided by financing activities	95,891,106
Net increase in cash	2,323,881
Cash, beginning of year	6,275,119
Cash, end of year	$8,599,000

Non-cash financing activity:
Value of shares issued through reinvestment of distributions	$20,851,185
Supplemental disclosure:
Cash paid for interest	$2,240,956
Cash paid for Term Preferred Stock and Cumulative Preferred Stock	$16,334,718
See accompanying notes to financial statements.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            16

Schedule of Investments
As of June 30, 2022

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)(7)	Subordinated Notes	—%	7/15/2026	7/3/2014	$500,000	$—	$—	—%
AIMCO CLO 11, Ltd.	Subordinated Notes	22.07%	10/17/2034	4/4/2022	5,000,000	4,872,394	4,863,387	0.9%
Apidos CLO XVIII-R	Subordinated Notes	12.25%	10/22/2030	9/26/2018	410,000	496,976	390,154	0.1%
Apidos CLO XX	Subordinated Notes	29.05%	7/16/2031	3/4/2020	12,500,000	6,799,271	7,551,592	1.4%
Apidos CLO XXI(6)(7)	Subordinated Notes	—%	7/19/2027	5/13/2015	5,000,000	3,070,605	—	—%
Apidos CLO XXII	Subordinated Notes	20.69%	4/21/2031	9/17/2015	9,894,611	6,403,429	6,986,707	1.3%
Apidos CLO XXIV	Subordinated Notes	27.84%	10/21/2030	5/17/2019	12,214,397	6,715,689	7,472,318	1.4%
Apidos CLO XXVI	Subordinated Notes	17.82%	7/18/2029	7/25/2019	6,000,000	4,464,440	4,531,189	0.9%
Babson CLO Ltd. 2015-I	Subordinated Notes	8.63%	1/20/2031	4/1/2015	3,400,000	2,098,394	1,499,617	0.3%
Barings CLO Ltd. 2018-III(6)	Subordinated Notes	—%	7/20/2029	10/10/2014	397,600	174,479	116,086	0.0%
BlueMountain CLO 2012-2 Ltd.(6)(7)	Subordinated Notes	—%	11/20/2028	1/7/2015	3,000,000	858,325	—	—%
BlueMountain CLO 2013-2 Ltd.	Subordinated Notes	0.55%	10/22/2030	10/1/2015	1,900,000	1,423,539	968,652	0.2%
BlueMountain CLO XXVI Ltd.	Subordinated Notes	21.27%	10/20/2034	11/18/2021	8,906,000	7,480,440	7,029,595	1.3%
BlueMountain CLO XXVIII Ltd.	Subordinated Notes	22.39%	4/17/2034	4/1/2022	3,300,000	2,832,329	2,770,842	0.5%
BlueMountain CLO XXIX Ltd.	Subordinated Notes	22.25%	7/25/2034	12/15/2021	6,000,000	5,405,324	5,182,363	1.0%
BlueMountain CLO XXXI Ltd.	Subordinated Notes	23.22%	4/19/2034	4/28/2022	5,000,000	4,021,776	3,862,073	0.7%
BlueMountain CLO XXXII Ltd.	Subordinated Notes	21.64%	10/16/2034	2/18/2022	6,000,000	5,081,190	4,842,432	0.9%
BlueMountain CLO XXXIV Ltd.	Subordinated Notes	22.23%	4/20/2035	3/23/2022	5,700,000	5,210,439	4,925,047	0.9%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	12.45%	10/21/2030	8/22/2017	2,500,000	2,170,681	1,848,795	0.3%
California Street CLO IX, Ltd.	Preference Shares	25.58%	7/16/2032	12/13/2019	4,670,000	2,212,092	2,318,847	0.4%
Carlyle Global Market Strategies CLO 2013-1, Ltd.	Subordinated Notes	7.71%	8/14/2030	6/23/2016	17,550,000	11,489,607	8,388,496	1.6%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	9.42%	1/15/2031	12/22/2016	11,839,488	6,998,756	5,532,762	1.0%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	18.29%	4/17/2031	2/25/2016	12,870,000	7,977,720	8,071,750	1.5%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	10.47%	7/28/2031	5/23/2018	15,000,000	12,697,347	10,301,924	1.9%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	11.49%	4/20/2034	3/16/2016	6,844,556	6,073,361	5,228,773	1.0%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	13.53%	7/20/2034	8/8/2016	3,245,614	2,753,921	2,643,114	0.5%
Carlyle Global Market Strategies CLO 2017-2, Ltd.	Subordinated Notes	31.04%	7/21/2031	1/4/2022	4,450,000	2,367,891	2,311,461	0.4%
Carlyle Global Market Strategies CLO 2017-4, Ltd.	Income Notes	27.73%	1/15/2030	10/14/2021	9,107,000	5,092,682	4,848,127	0.9%
Carlyle Global Market Strategies CLO 2017-5, Ltd.	Subordinated Notes	8.58%	1/22/2030	12/18/2017	10,000,000	8,831,000	7,429,833	1.4%
Cedar Funding II CLO, Ltd.	Subordinated Notes	15.50%	4/20/2034	9/27/2017	2,500,000	2,055,422	1,820,775	0.3%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	15.73%	7/23/2030	6/19/2017	26,698,229	21,114,649	19,597,526	3.8%
Cedar Funding V CLO, Ltd.	Subordinated Notes	26.50%	7/17/2031	10/15/2018	7,358,000	7,087,461	7,254,209	1.4%

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            17

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Cedar Funding VI CLO, Ltd.	Subordinated Notes	16.63%	4/20/2034	8/7/2017	$6,722,117	$6,425,745	$5,724,185	1.1%
Cedar Funding X CLO, Ltd.	Subordinated Notes	24.60%	10/20/2032	1/12/2022	10,775,000	8,978,675	8,590,671	1.6%
Cedar Funding XI CLO, Ltd.	Subordinated Notes	23.86%	6/1/2032	7/12/2021	17,500,000	13,389,179	13,790,274	2.6%
Cedar Funding XII, Ltd.	Subordinated Notes	23.04%	10/25/2034	3/28/2022	3,300,000	2,754,738	2,690,667	0.5%
Cedar Funding XIV, Ltd.	Subordinated Notes	23.67%	7/15/2033	4/7/2022	10,000,000	7,569,452	7,516,059	1.4%
Cent CLO 21 Limited(6)	Subordinated Notes	—%	7/26/2030	5/15/2014	510,555	351,027	271,923	0.1%
CIFC Falcon 2019, Ltd.	Subordinated Notes	19.06%	1/20/2033	5/14/2021	8,500,000	7,840,321	7,753,009	1.5%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	16.94%	7/16/2030	6/1/2018	3,000,000	1,797,636	1,684,217	0.3%
CIFC Funding 2013-II, Ltd.	Income Notes	7.73%	10/18/2030	2/6/2014	305,000	172,695	128,062	0.0%
CIFC Funding 2013-III-R, Ltd.	Subordinated Notes	26.75%	4/24/2031	1/19/2021	4,900,000	2,101,240	2,285,145	0.4%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	16.90%	4/28/2031	3/15/2019	8,000,000	5,014,125	4,938,442	0.9%
CIFC Funding 2014, Ltd.	Income Notes	10.58%	1/21/2031	2/6/2014	2,758,900	1,646,591	1,347,076	0.3%
CIFC Funding 2014-III, Ltd.	Income Notes	14.11%	10/22/2031	11/14/2016	11,700,000	6,881,483	5,658,273	1.1%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	15.39%	1/17/2035	8/5/2014	4,833,031	2,980,929	2,613,457	0.5%
CIFC Funding 2015-I, Ltd.	Subordinated Notes	14.31%	1/22/2031	11/24/2015	7,500,000	5,035,978	4,502,886	0.8%
CIFC Funding 2015-III, Ltd.(6)	Subordinated Notes	—%	4/19/2029	5/29/2018	10,000,000	5,659,528	5,166,357	1.0%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	16.96%	4/20/2034	4/27/2016	22,930,000	12,745,429	11,453,905	2.2%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	25.23%	10/21/2031	12/9/2016	6,500,000	4,368,481	5,544,155	1.0%
CIFC Funding 2017-I, Ltd.	Subordinated Notes	1.62%	4/20/2029	2/3/2017	8,000,000	6,485,309	5,594,010	1.1%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	15.15%	10/24/2030	8/14/2017	18,000,000	17,064,568	15,349,902	3.0%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	25.30%	10/17/2031	6/19/2020	6,000,000	4,313,927	4,902,001	0.9%
CIFC Funding 2020-II, Ltd.	Income Notes	28.26%	10/20/2034	7/20/2020	2,000,000	1,577,419	1,832,097	0.3%
CIFC Funding 2020-III, Ltd.	Subordinated Notes	23.08%	10/20/2034	9/11/2020	7,350,000	6,558,500	7,056,700	1.3%
Columbia Cent CLO 29 Limited	Subordinated Notes	27.27%	10/20/2034	7/10/2020	16,000,000	11,763,190	13,651,421	2.6%
Columbia Cent CLO 31 Limited	Subordinated Notes	21.59%	4/20/2034	2/1/2021	12,100,000	9,998,167	10,074,323	1.9%
Dryden 86 CLO, Ltd.	Subordinated Notes	24.76%	7/17/2034	3/10/2022	10,250,000	7,370,408	7,185,676	1.4%
Dryden 87 CLO, Ltd.	Subordinated Notes	24.05%	5/22/2034	3/10/2022	4,000,000	3,414,920	3,305,856	0.6%
Dryden 95 CLO, Ltd.	Subordinated Notes	23.26%	8/21/2034	4/27/2022	10,500,000	8,522,795	8,775,370	1.7%
Galaxy XIX CLO, Ltd.	Subordinated Notes	16.07%	7/24/2030	12/5/2016	2,750,000	1,946,258	1,445,554	0.3%
Galaxy XX CLO, Ltd.	Subordinated Notes	25.97%	4/21/2031	5/28/2021	2,000,000	1,549,977	1,559,401	0.3%
Galaxy XXI CLO, Ltd.	Subordinated Notes	27.66%	4/21/2031	5/28/2021	4,775,000	2,856,549	2,889,137	0.5%
Galaxy XXVII CLO, Ltd.	Subordinated Notes	32.42%	5/16/2031	7/23/2021	2,212,500	921,699	1,071,161	0.2%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	27.98%	7/15/2031	5/30/2014	5,295,000	2,339,303	2,309,735	0.4%
GoldenTree Loan Opportunities IX, Ltd.	Subordinated Notes	0.08%	10/29/2029	7/19/2017	3,250,000	2,249,399	1,839,762	0.3%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)	Subordinated Notes	—%	4/28/2025	4/14/2014	400,000	210,313	—	—%

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            18

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)	Subordinated Notes	—%	10/22/2025	9/12/2014	$500,000	$298,545	$—	—%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	3/16/2015	3,000,000	1,849,511	—	—%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/3/2015	3,000,000	1,927,789	—	—%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	—%	10/18/2027	7/27/2015	7,000,000	5,329,399	20,770	0.0%
HarbourView CLO VII-R, Ltd.(6)	Subordinated Notes	—%	7/18/2031	6/5/2015	275,000	190,055	95,189	0.0%
Jefferson Mill CLO Ltd.	Subordinated Notes	5.50%	10/20/2031	6/30/2015	6,049,689	4,652,718	3,302,287	0.6%
LCM XV Limited Partnership	Income Notes	0.84%	7/19/2030	1/28/2014	250,000	159,333	113,606	0.0%
LCM XVI Limited Partnership	Income Notes	6.53%	10/15/2031	5/12/2014	6,814,685	4,416,365	3,146,506	0.6%
LCM XVII Limited Partnership	Income Notes	8.68%	10/15/2031	9/17/2014	1,000,000	693,425	531,863	0.1%
LCM XVIII Limited Partnership	Income Notes	37.83%	4/21/2031	10/29/2021	12,195,000	4,659,321	4,251,384	0.8%
LCM XXVIII Limited Partnership	Subordinated Notes	30.52%	10/21/2030	10/29/2021	2,000,000	1,167,435	1,096,607	0.2%
LCM XXXII Limited Partnership	Income Notes	22.95%	7/20/2034	3/2/2022	9,390,000	7,534,031	7,275,912	1.4%
Madison Park Funding XIII, Ltd.	Subordinated Notes	4.24%	4/19/2030	2/3/2014	13,000,000	7,853,138	7,652,616	1.4%
Madison Park Funding XIV, Ltd.	Subordinated Notes	18.23%	10/22/2030	7/3/2014	23,750,000	15,586,848	13,680,997	2.6%
Madison Park Funding XL, Ltd.	Subordinated Notes	37.06%	5/28/2030	10/8/2020	7,000,000	3,149,826	3,453,849	0.7%
Mountain View CLO 2014-1 Ltd.(6)	Income Notes	—%	10/15/2026	8/29/2014	1,000,000	497,106	—	—%
Mountain View CLO IX Ltd.	Subordinated Notes	11.15%	7/15/2031	5/13/2015	8,815,500	4,602,301	4,148,777	0.8%
Neuberger Berman CLO XVI-S, Ltd.	Subordinated Notes	23.17%	4/17/2034	2/9/2022	16,000,000	14,899,279	14,114,980	2.7%
Neuberger Berman CLO XXI, Ltd.	Subordinated Notes	23.81%	4/20/2034	2/16/2022	8,501,407	6,644,918	6,135,373	1.2%
Octagon Investment Partners XIV, Ltd.	Income Notes	4.06%	7/16/2029	12/1/2017	6,150,000	3,353,752	2,676,611	0.5%
Octagon Investment Partners XV, Ltd.	Income Notes	22.04%	7/19/2030	5/23/2019	8,937,544	4,830,091	5,093,555	1.0%
Octagon Investment Partners XVII, Ltd.	Subordinated Notes	13.77%	1/27/2031	6/28/2018	16,153,000	8,033,338	6,881,748	1.3%
Octagon Investment Partners 18-R, Ltd.	Subordinated Notes	10.81%	4/16/2031	7/30/2015	4,568,944	2,211,394	1,703,959	0.3%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	15.26%	5/12/2031	4/25/2019	3,500,000	2,917,035	2,404,634	0.5%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	16.00%	2/14/2031	1/6/2016	13,822,188	8,415,480	6,642,710	1.3%
Octagon Investment Partners XXII, Ltd.	Subordinated Notes	9.07%	1/22/2030	11/12/2014	6,625,000	4,829,796	3,730,182	0.7%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	14.46%	7/15/2030	10/31/2018	5,000,000	3,332,225	2,825,014	0.5%
Octagon Investment Partners 30, Ltd.	Subordinated Notes	9.98%	3/18/2030	11/16/2017	9,525,000	7,976,149	7,195,545	1.4%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	24.63%	7/19/2030	12/20/2019	3,067,500	1,970,283	1,974,557	0.4%
Octagon Investment Partners 33, Ltd.	Subordinated Notes	13.29%	1/20/2031	7/9/2018	2,850,000	2,349,225	2,047,237	0.4%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	20.93%	4/15/2031	12/20/2019	10,400,960	7,952,133	7,463,296	1.4%
Octagon Investment Partners 37, Ltd.	Subordinated Notes	22.44%	7/25/2030	3/17/2021	14,500,000	10,907,381	10,997,449	2.1%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	21.13%	10/21/2030	1/9/2020	10,250,000	7,845,886	8,023,819	1.5%
Octagon Loan Funding, Ltd.	Subordinated Notes	17.19%	11/18/2031	8/25/2014	5,014,526	2,978,384	2,729,515	0.5%

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            19

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
OZLM VI, Ltd.(6)	Subordinated Notes	—%	4/17/2031	10/31/2016	$15,688,991	$10,941,670	$7,583,520	1.4%
OZLM VII, Ltd.(6)	Subordinated Notes	—%	7/17/2029	11/3/2015	2,654,467	1,430,145	626,025	0.1%
OZLM VIII, Ltd.(6)	Subordinated Notes	—%	10/17/2029	8/7/2014	950,000	571,130	321,811	0.1%
OZLM IX, Ltd.	Subordinated Notes	5.03%	10/20/2031	2/22/2017	15,000,000	10,953,853	7,650,572	1.4%
OZLM XII, Ltd.(6)	Subordinated Notes	—%	4/30/2027	1/17/2017	12,122,952	7,169,134	1,533,891	0.3%
OZLM XXII, Ltd.	Subordinated Notes	5.38%	1/17/2031	5/11/2017	27,343,000	14,818,659	11,647,832	2.2%
Redding Ridge 3 CLO, Ltd.	Preference Shares	16.71%	1/15/2030	3/26/2021	12,293,000	6,753,884	6,422,536	1.2%
Redding Ridge 4 CLO, Ltd.	Subordinated Notes	16.26%	4/15/2030	1/29/2021	14,000,000	12,579,614	12,293,759	2.3%
Redding Ridge 5 CLO, Ltd.	Subordinated Notes	17.87%	10/15/2031	5/27/2021	5,500,000	4,899,287	4,875,328	0.9%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Notes	21.61%	10/20/2034	2/11/2022	8,000,000	6,878,864	7,060,370	1.3%
Romark WM-R Ltd.	Subordinated Notes	6.59%	4/21/2031	4/11/2014	490,713	362,389	258,716	0.0%
Sound Point CLO II, Ltd.	Subordinated Notes	9.36%	1/26/2031	5/16/2019	21,053,778	10,822,581	8,471,240	1.6%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	12.53%	10/23/2031	7/31/2019	9,002,745	3,473,695	2,678,997	0.5%
Sound Point CLO XVII, Ltd.	Subordinated Notes	11.81%	10/20/2030	7/11/2018	20,000,000	15,442,016	13,631,175	2.6%
Sound Point CLO XVIII, Ltd.	Subordinated Notes	17.75%	1/20/2031	10/29/2018	15,563,500	11,294,800	11,090,683	2.1%
Sound Point CLO XIX, Ltd.	Subordinated Notes	24.26%	4/15/2031	9/23/2021	7,500,000	4,198,507	4,149,604	0.8%
Sound Point CLO XX, Ltd.	Subordinated Notes	25.63%	7/28/2031	11/5/2021	8,000,000	4,990,349	4,676,384	0.9%
Sound Point CLO XXIII, Ltd.	Subordinated Notes	19.35%	7/17/2034	8/27/2021	5,915,000	4,276,068	4,258,642	0.8%
Symphony CLO XIV, Ltd.(6)	Subordinated Notes	—%	7/14/2026	5/6/2014	750,000	379,097	219,163	0.0%
Symphony CLO XVI, Ltd.	Subordinated Notes	11.44%	10/15/2031	7/1/2015	5,000,000	4,031,086	3,219,534	0.6%
Symphony CLO XIX, Ltd.	Subordinated Notes	20.64%	4/16/2031	5/6/2021	2,000,000	1,321,996	1,305,571	0.2%
TCI-Symphony CLO 2017-1, Ltd.	Income Notes	31.58%	7/15/2030	9/15/2020	3,000,000	1,778,156	1,904,260	0.4%
THL Credit Wind River 2013-1 CLO, Ltd.	Subordinated Notes	1.91%	7/19/2030	11/1/2017	10,395,000	7,186,435	5,289,231	1.0%
THL Credit Wind River 2013-2 CLO, Ltd.	Income Notes	9.65%	10/18/2030	12/27/2017	3,250,000	2,010,985	1,561,570	0.3%
THL Credit Wind River 2014-1 CLO, Ltd.	Subordinated Notes	10.80%	7/18/2031	7/11/2018	11,800,000	6,932,939	5,901,542	1.1%
THL Credit Wind River 2014-2 CLO, Ltd.	Income Notes	31.28%	1/15/2031	1/22/2021	7,550,000	2,485,253	2,634,071	0.5%
THL Credit Wind River 2017-4 CLO, Ltd.	Subordinated Notes	30.00%	11/20/2030	6/25/2020	3,765,400	2,657,854	2,703,011	0.5%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	15.80%	7/15/2030	3/11/2019	8,884,000	7,621,918	6,852,277	1.3%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	18.87%	1/20/2031	6/28/2019	13,000,000	11,576,463	11,128,913	2.1%
Venture XVIII CLO, Ltd.(6)	Subordinated Notes	—%	10/15/2029	7/16/2018	4,750,000	2,914,781	2,535,817	0.5%
Venture 28A CLO, Ltd.	Subordinated Notes	17.03%	10/20/2034	7/16/2018	17,715,000	12,854,134	11,942,297	2.3%
Venture XXX CLO, Ltd.	Subordinated Notes	14.15%	1/15/2031	7/16/2018	5,100,000	4,132,572	3,923,102	0.7%
Venture XXXII CLO, Ltd.	Subordinated Notes	16.01%	7/18/2031	10/9/2018	7,929,328	7,069,631	6,237,204	1.2%
Venture XXXIV CLO, Ltd.	Subordinated Notes	20.99%	10/15/2031	7/30/2019	13,903,000	10,705,316	10,631,561	2.0%

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PRIORITY INCOME FUND, INC.                                            20

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Venture 41 CLO, Ltd.	Subordinated Notes	22.38%	1/20/2034	1/26/2021	$8,249,375	$7,166,376	$6,926,771	1.3%
Venture 42 CLO, Ltd.	Subordinated Notes	21.31%	4/17/2034	11/5/2021	15,000,000	12,742,386	11,978,751	2.3%
Venture 43 CLO, Ltd.	Subordinated Notes	22.24%	4/17/2034	9/1/2021	12,000,000	9,490,916	9,630,857	1.8%
Voya IM CLO 2013-1, Ltd.	Income Notes	6.64%	10/15/2030	6/9/2016	4,174,688	2,681,420	2,032,315	0.4%
Voya IM CLO 2013-3, Ltd.(6)	Subordinated Notes	—%	10/18/2031	2/13/2015	4,000,000	1,941,217	1,248,694	0.2%
Voya IM CLO 2014-1, Ltd.(6)	Subordinated Notes	—%	4/18/2031	2/5/2014	314,774	201,720	126,121	0.0%
Voya CLO 2014-3, Ltd.(6)(7)	Subordinated Notes	—%	7/24/2026	4/10/2015	7,000,000	2,853,170	—	—%
Voya CLO 2014-4, Ltd.	Subordinated Notes	2.26%	7/14/2031	11/10/2014	1,000,000	670,955	458,851	0.1%
Voya CLO 2015-2, Ltd.(6)(7)	Subordinated Notes	—%	7/23/2027	6/24/2015	13,712,000	3,300,779	—	—%
Voya CLO 2016-1, Ltd.	Subordinated Notes	12.04%	1/21/2031	1/22/2016	7,750,000	6,229,593	5,668,806	1.1%
Voya CLO 2016-3, Ltd.	Subordinated Notes	10.17%	10/20/2031	9/30/2016	10,225,000	7,935,849	6,844,803	1.3%
Voya CLO 2017-3, Ltd.	Subordinated Notes	12.00%	4/20/2034	6/15/2017	5,750,000	6,341,986	5,261,562	1.0%
Voya CLO 2017-4, Ltd.	Subordinated Notes	29.33%	10/15/2030	3/25/2021	2,500,000	1,522,088	1,523,904	0.3%
Voya CLO 2018-1, Ltd.	Subordinated Notes	16.28%	4/18/2031	2/23/2018	20,000,000	16,204,883	14,842,975	2.8%
Voya CLO 2018-2, Ltd.	Subordinated Notes	27.71%	7/15/2031	4/27/2021	6,778,666	4,164,659	4,227,925	0.8%
Voya CLO 2018-4, Ltd.	Subordinated Notes	26.88%	1/15/2032	8/9/2021	3,192,000	2,222,270	2,246,022	0.4%
Voya CLO 2019-1, Ltd.	Subordinated Notes	20.61%	4/15/2031	1/27/2020	15,500,000	14,167,058	13,494,103	2.5%
Voya CLO 2020-1, Ltd.	Subordinated Notes	22.93%	7/17/2034	3/3/2022	6,500,000	5,387,120	5,085,701	1.0%
Voya CLO 2022-1, Ltd.	Subordinated Notes	21.20%	4/20/2035	3/18/2022	17,600,000	15,389,762	15,188,944	3.0%
West CLO 2014-1 Ltd.(6)(7)	Subordinated Notes	—%	7/17/2026	6/24/2014	13,375,000	2,623,161	—	—%
Total Collateralized Loan Obligation - Equity Class						$857,954,106	$766,507,176	144.7%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Apidos CLO XXIV	Class E-R Notes	8.92% (3M LIBOR + 7.86%)	10/21/2030	3/10/2020	$2,000,000	$1,558,442	$1,544,637	0.3%
California Street CLO IX, Ltd.	Class F-R2 Notes	9.56% (3M LIBOR + 8.52%)	7/16/2032	9/2/2020	2,000,000	1,616,761	1,704,718	0.3%
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	9.41% (3M LIBOR + 8.00%)	5/15/2031	3/6/2019	7,500,000	6,979,606	5,295,066	1.0%
Carlyle CLO 17, Ltd.	Class E-R Notes	9.64% (3M LIBOR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,844,653	2,822,610	0.5%
Cent CLO 21 Limited	Class E-R2 Notes	9.87% (3M LIBOR + 8.65%)	7/26/2030	7/12/2018	109,122	105,818	97,144	0.0%
CIFC Funding 2013-III-R, Ltd.	Class E Notes	8.96% (3M LIBOR + 7.78%)	4/24/2031	10/2/2020	3,000,000	2,328,760	2,274,696	0.4%
CIFC Funding 2014-III, Ltd.	Class F-R2 Notes	9.39% (3M LIBOR + 8.25%)	10/22/2031	11/5/2021	1,500,000	1,389,413	1,240,174	0.2%
CIFC Funding 2014-IV-R, Ltd.	Class E-R Notes	10.22% (3M LIBOR + 9.18%)	1/17/2035	12/20/2021	778,684	752,869	749,821	0.1%

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PRIORITY INCOME FUND, INC.                                            21

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	9.54% (3M LIBOR + 8.50%)	10/17/2031	9/17/2018	$750,000	$743,795	$667,634	0.1%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	8.99% (3M LIBOR + 7.85%)	1/22/2031	10/31/2019	5,000,000	4,176,966	4,211,499	0.8%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	11.25% (3M LIBOR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,660,720	3,450,984	0.7%
Galaxy XXI CLO, Ltd.	Class F-R Notes	8.31% (3M LIBOR + 7.25%)	4/21/2031	3/8/2019	6,000,000	5,135,320	5,219,057	1.0%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	9.47% (3M LIBOR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,377,853	1,225,065	0.2%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	9.52% (3M LIBOR + 8.48%)	7/15/2031	6/29/2018	41,713	39,942	37,029	0.0%
HarbourView CLO VII-R, Ltd.(8)	Class F Notes	9.31% (3M LIBOR + 8.27%)	7/18/2031	10/29/2018	7,305,912	7,239,085	4,520,469	0.9%
Madison Park Funding XIII, Ltd.	Class F-R Notes	8.99% (3M LIBOR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,754,040	1,587,654	0.3%
Madison Park Funding XIV, Ltd.	Class F-R Notes	8.91% (3M LIBOR + 7.77%)	10/22/2030	3/13/2020	4,500,000	3,263,799	3,585,682	0.7%
Mountain View CLO IX Ltd.	Class E Notes	9.06% (3M LIBOR + 8.02%)	7/15/2031	10/29/2018	3,625,000	3,564,497	2,587,707	0.5%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	8.38% (3M LIBOR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,370,724	4,083,924	0.8%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	9.29% (3M LIBOR + 8.25%)	4/16/2031	10/15/2019	6,080,742	5,108,833	5,581,056	1.1%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	8.89% (3M LIBOR + 7.75%)	1/22/2030	11/25/2019	5,500,000	4,476,257	4,413,792	0.8%
OZLM VIII, Ltd.	Class E-RR Notes	9.21% (3M LIBOR + 8.17%)	10/17/2029	11/6/2018	8,400,000	8,307,028	6,771,632	1.3%
Sound Point CLO IV-R, Ltd.	Class F Notes	9.14% (3M LIBOR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,283,424	2,293,115	0.4%
Venture XIX CLO, Ltd.	Class F-RR Notes	9.54% (3M LIBOR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,823,703	6,715,211	1.3%
Venture XXXIII CLO, Ltd.	Class F Notes	9.04% (3M LIBOR + 8.00%)	7/15/2031	12/3/2019	2,500,000	1,964,892	1,896,537	0.4%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	11.89% (3M LIBOR + 10.85%)	10/15/2030	10/11/2019	3,320,000	3,204,396	2,839,450	0.5%
Voya IM CLO 2014-1, Ltd.	Class E-R2 Notes	9.39% (3M LIBOR + 8.35%)	4/18/2031	4/11/2019	3,000,000	2,826,840	2,269,955	0.4%
Total Collateralized Loan Obligation - Debt Class						$89,898,436	$79,686,318	15.0%

Total Portfolio Investments						$947,852,542	$846,193,494	159.7%
Assets, other than investments, less liabilities							(316,363,959)	(59.7)%
Net Assets							$529,829,535	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            22

(2) The CLO subordinated notes/securities/fee notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. As of June 30, 2022, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month LIBOR, which was 2.28514% at June 30, 2022. The current base rate for each investment may be different from the reference rate on June 30, 2022.

(5) The securities in which the Company has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital, and when called, any remaining unamortized investment costs will be written off if the actual distributions are less than the amortized investment cost. To the extent that the cost basis of the senior secured notes is fully recovered, any future distributions will be recorded as realized gains.

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(8) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.
(9) All investments are pledged as collateral for the Credit Facility (see Note 11).

See accompanying notes to financial statements.

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PRIORITY INCOME FUND, INC.                                            23

Notes to Financial Statements
June 30, 2022

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, nondiversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 6, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors the (the “Board”) approved an 18-month extension to the offering period for the sale of the Company’s common shares through November 9, 2017. Subsequently, on May 30, 2017, the Board approved a continuation of this offering for an additional two years, extending the offering period for the sale of shares through November 2, 2019. On November 25, 2019, the Board approved an additional 18-month continuous public offering period through July 23, 2021. On April 30, 2021, due to the widespread impact of COVID-19 on the economy and financial markets, the Board approved a continuation of this offering until the earlier of: (i) December 31, 2022 or (ii) the date upon which 150,000,000 common shares have been sold in the course of the offerings of the Company's common shares, unless further extended by our Board.

On December 21, 2018 the Board approved a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). The transaction was treated as an asset acquisition in accordance with ASC 805, Business Combinations. The transaction was completed on May 10, 2019.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSR, ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X.

Reclassifications
Certain reclassifications have been made in the presentation of prior consolidated financial statements and accompanying notes to conform to the presentation as of and for year ended June 30, 2022.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            24

Cash
Cash held at financial institutions, has exceeded the Federal Deposit Insurance Corporation (“FDIC”) insured limit. The Company has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held.

Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:

Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

Credit Spread Risk
Credit spread risk represents the risk that with higher interest rates comes a higher risk of defaults.

Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.

Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.

Downgrade Risk
Downgrade risk results when rating agencies lower their rating on a bond which are usually accompanied by bond price declines.

Default Risk
Default risk is the risk that a borrower will be unable to make the required payments on their debt obligation.

Structured Credit Related Risk
CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Market Disruption and Geopolitical Risk
Geopolitical and other events, such as war (including Russia's military invasion of Ukraine), terrorist attacks, and natural or environmental disasters, may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Company’s investments.

Impact of the coronavirus (“COVID-19”) pandemic
On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19. COVID-19 had a devastating impact on the global economy, including the U.S. economy, and has resulted in a global economic recession.

In response to the COVID-19 outbreak, many states, including those in which we and our portfolio companies operate, issued orders that required the closure of non-essential businesses and/or required or encouraged residents to stay at home as to contain or mitigate its spread, which resulted in business shutdowns, cancellations of and restrictions on events and travel, significant reductions in demand for certain goods and services, reductions in and restriction on business activity and financial

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            25

transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, including the United States, have relaxed or eliminated the early public health restrictions, the outbreak of new, mutated or worsening strains of COVID-19 may result in a resurgence in the number of reported cases and hospitalizations related to the COVID-19 pandemic. Such increases in cases could lead to the re-introduction of restrictions and business shutdowns in certain states, counties and cities in the United States and globally. Despite the greater availability of vaccines within the United States, it remains unclear how quickly the vaccines will be distributed globally or whether “herd immunity” will be achieved. Additionally, various areas of everyday life continue to be impacted by detailed COVID-related protocols, and the continuation of these protocols could extend the social and economic impacts of the pandemic described above. These factors, among others, could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time.

The COVID-19 pandemic (including the preventative measures taken in response thereto) has to date (i) created significant business disruption issues for certain of our CLO investments, and (ii) materially and adversely impacted the value and performance of certain of our CLO investments. The COVID-19 pandemic continues to have a particularly adverse impact on industries in which certain of our CLO investments operate, including energy, hospitality, travel, retail and restaurants. Certain of our CLO investments in other industries have also been significantly impacted. The COVID-19 pandemic is continuing as of the filing date of this Annual Report, and its extended duration may have further adverse impacts on our CLO investments after June 30, 2022, including for the reasons described herein.
As a management investment company, we are required to carry our investments at fair value as determined in good faith by our Board of Directors. Depending on market conditions, we could incur substantial losses in future periods, which could have a material adverse impact on our business, financial condition, and results of operations.
Although it is difficult to predict the extent of the impact of the COVID-19 outbreak on the underlying CLO vehicles we invest in, CLO vehicles in which we invest may fail to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests. Such failure could cause the assets of the CLO vehicle to not receive full par credit for purposes of calculation of the CLO vehicle’s overcollateralization tests and as a consequence, may lead to a reduction in such CLO vehicle’s payments to us, because holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.
The COVID-19 pandemic has adversely impacted the fair value of some of our investments as of June 30, 2022, and the values assigned as of this date may differ materially from the values that we may ultimately realize with respect to our investments. The impact of the COVID-19 pandemic may not yet be fully reflected in the valuation of our investments as our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that is often from a time period earlier, generally two to three months, than the quarter for which we are reporting. Additionally, we may not have yet received information or certifications from our portfolio companies that indicate any or the full extent of declining performance or non-compliance with debt covenants, as applicable, as a result of the COVID-19 pandemic. As a result, our valuations at June 30, 2022 may not show the complete or continuing impact of the COVID-19 pandemic and the resulting measures taken in response thereto. In addition, write downs in the value of some of our investments have reduced, and any additional write downs may further reduce, our net asset value (and, as a result, our asset coverage calculation). Accordingly, we may incur net unrealized losses or may incur realized losses after June 30, 2022, which could have a material adverse effect on our business, financial condition and results of operations.

Investments Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions at fair value on a trade date basis and changes in fair value are recognized in unrealized appreciation (depreciation) on investments on the Statement of Operations. Realized gains or losses on investments are calculated by using the specific identification method.

Investment Valuation
The Company follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            26

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 2 of the fair value hierarchy.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
2.The independent valuation firm prepares independent valuations based on its own independent assessments and issue its report.
3.The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.
4.The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the respective independent valuation firm and the Audit Committee.

The Company's investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using both a discounted single-path cash flow model and a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities.  These cash flows, after payments to debt tranches senior to our equity positions, are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment.  In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows.  We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors. Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Company is evaluating the impact of adopting Rule 2a-5 on the financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.

Revenue Recognition

Interest Income - Equity Class
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The

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PRIORITY INCOME FUND, INC.                                            27

Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically.
Interest Income - Debt Class
Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any. Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon the Fund’s judgment of the collectibility of the loan receivable. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of June 30, 2022, the Company had no non-accrual investments in its portfolio.

Paid-In-Kind Interest
The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the year ended June 30, 2022, PIK interest included in interest income totaled $593,236. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Preferred Stock
The Company carries its mandatorily redeemable Term Preferred Stock (as defined in “Note 7. Preferred Stock”) at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7.Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's Term Preferred Stock has been classified as a liability on the Statement of Assets and Liabilities. Dividends on its Term Preferred Stock (which are treated as interest payments for financial reporting purposes) are accrued monthly and paid quarterly. Unpaid dividends relating to the Term Preferred Stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations. Deferred offering costs and deferred issuance costs are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

In accordance with ASC 480-10-S99-3A, the Company’s Cumulative Preferred Stock (as defined in “Note 7. Preferred Stock”) has been classified in temporary equity on the Statement of Assets and Liabilities due to the possibility of a change of control triggering event that could lead to redemption outside of the Company’s control. The Cumulative Preferred Stock is recorded net of offering costs and issuance costs. Unpaid dividend relating to the Cumulative Preferred Stock are included in cumulative preferred shares on the Statement of Assets and Liabilities. Dividends declared on the Cumulative Preferred Stock are included in dividends declared on Cumulative Preferred Stock on the Statement of Operations. Dividends on Cumulative Preferred Stock are accrued monthly and paid quarterly. The Cumulative Preferred Stock is not adjusted to its redemption amount as it is not probable it will be redeemed as it has not reached its optional redemption date.

Asset Coverage Requirement
As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

With respect to senior securities representing indebtedness, such as the senior unsecured notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%,

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PRIORITY INCOME FUND, INC.                                            28

immediately after such issuance or borrowing, and calculated as the ratio of the Company’s gross assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Common Stock Offering Costs
Common stock offering costs are capitalized to Deferred common stock offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Common stock offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Deferred Issuance Costs on Mandatorily Redeemable Term Preferred Stock
Deferred issuance costs on Term Preferred Stock consist of fees and expenses incurred in connection with the closing of preferred stock offerings, and are capitalized at the time of payment. These costs are amortized using the effective yield method over the term of the respective preferred stock series. This amortization expense is included in interest expense in the Fund’s financial statements. Upon early termination of preferred stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of term preferred stock on the Fund’s Statement of Operations.
Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with U.S. federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to timely distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of June 30, 2022, the cost basis of investments for tax purposes was $844,641,078 resulting in an estimated net realized appreciation of $1,552,416. The gross unrealized appreciation and depreciation as of June 30, 2022 were $61,862,272 and $(60,309,856), respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any ordinary net income and capital gains net income recognized in preceding years, but were not distributed during such years, and on which the Company paid no corporate-level U.S. federal income tax, the Company will generally be required to pay a nondeductible U.S. federal excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of and for the calendar year ended June 30, 2022, we determined that the Company met the distribution requirements and therefore was not required to pay excise tax. Additionally, as of June 30, 2022, we do not expect to have any excise tax due for 2022 calendar year. Thus, we have not accrued any excise tax for this period.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current

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PRIORITY INCOME FUND, INC.                                            29

and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of June 30, 2022 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2022, and has concluded that as of June 30, 2022, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2022 remain subject to examination by the Internal Revenue Service and state departments of revenue.

Recent Accounting Pronouncements
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform. The amendments in ASU 2020-04 provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Company's financial statements and disclosures. The Company did not utilize the optional expedients and exceptions provided by ASU 2020-04 during the year ended June 30, 2022.

In December 2020, the SEC adopted Rule 2a-5. The rule establishes a consistent, principles-based framework for boards of directors to use in creating their own specific processes in order to determine fair values in good faith. The effective date for compliance with Rule 2a-5 is September 8, 2022. The Company does not anticipate adoption of this rule to have a significant impact on the Company’s financial statements and disclosures.

Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the year ended June 30, 2022 were $218,310,755. During the year ended June 30, 2022, the Company recognized realized losses of $8,524,903 from three investments which have been called. The Company received $166,106 from liquidating payments on investments that were written-off for tax purposes, which resulted in a realized gain.

The following table shows the fair value of our investments disaggregated into the three levels of the ASC 820 valuation hierarchy as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$766,507,176	$766,507,176
Collateralized Loan Obligations - Debt Class	—	—	79,686,318	79,686,318
	$—	$—	$846,193,494	$846,193,494

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PRIORITY INCOME FUND, INC.                                            30

The following table shows the aggregate changes in fair value of our Level 3 investments during the year ended June 30, 2022:

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2021	$610,173,584	$90,036,628	$700,210,212
Net realized loss on investments	(8,358,797)	—	(8,358,797)
Net change in unrealized appreciation (depreciation) on investments	(6,287,743)	(8,196,915)	(14,484,658)
Purchases of investments	216,133,337	2,177,418	218,310,755
Payment-in-kind interest	—	593,236	593,236
Repayments from investments	(12,251,054)	(9,000,000)	(21,251,054)
Proceeds from sales of investments	—	—	—
Accretion of purchase discount, net	(32,902,149)	4,075,949	(28,826,200)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—
Fair value at June 30, 2022	$766,507,178	$79,686,316	$846,193,494

Net increase in unrealized loss attributable to Level 3 investments still held at the end of the period	$(13,533,502)	$(8,081,619)	$(21,615,121)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the year ended June 30, 2022.

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of June 30, 2022:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$766,507,178	Discounted Cash Flow	Discount Rate	6.26% - 43.12%	21.21%
Collateral Loan Obligations - Debt Class	79,686,316	Discounted Cash Flow	Discount Rate	12.90% - 21.54%	15.99%
Total Level 3 Investments	$846,193,494
(1) Excludes investments that have been called for redemption.
(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

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PRIORITY INCOME FUND, INC.                                            31

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in LIBOR would materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the residual interest investors.

The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, intends to cease making LIBOR available as a reference rate over a phase-out period that began in early 2022. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. While some instruments tied to LIBOR may include a replacement rate, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Company investments and may result in costs incurred in connection with closing out positions and entering into new trades. In the United States, it is anticipated that in many instances the Secured Overnight Financing Rate (“SOFR”) will replace LIBOR as the reference rate for many floating rate instruments. On March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the U.S. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve. There is, however, no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. As a result, the transition process might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates; a reduction in the value of some LIBOR-based investments; increased difficulty in borrowing or refinancing and diminished effectiveness of any applicable hedging strategies against instruments whose terms currently include LIBOR; and/ or costs incurred in connection with temporary borrowings and closing out positions and entering into new agreements. Any potential effects of the transition away from LIBOR on the Company or on certain instruments in which the Company invests can be difficult to ascertain, and they may vary depending on a variety of factors. In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of the

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PRIORITY INCOME FUND, INC.                                            32

CLOs in which we invest, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities which could have an adverse impact on the Company’s net investment income and portfolio returns.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a CFC (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in PFICs (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute at least 90% of such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            33

to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 50,000,000 of which are classified as Term Preferred Stock, par value $0.01 per share, or “Preferred Stock” and 150,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

Transactions in shares of common stock were as follows during the year ended June 30, 2022 and the year ended June 30, 2021:

	Total
	Shares	Amount
Year Ended June 30, 2022:
Gross shares sold	7,752,485	$103,968,590
Shares issued from reinvestment of distributions	1,743,574	20,851,185
Repurchase of common shares	(2,401,281)	(30,291,138)
Net increase from capital transactions	7,094,778	$94,528,637

Year Ended June 30, 2021:
Gross shares sold	3,932,268	$47,608,280
Shares issued from reinvestment of distributions	1,640,840	17,666,417
Repurchase of common shares	(1,564,803)	(17,333,315)
Net increase from capital transactions	4,008,305	$47,941,382

At June 30, 2022, the Company had 43,996,704 shares of common stock issued and outstanding.

At June 30, 2021, the Company had 36,901,926 shares of common stock issued and outstanding.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:
•the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•the Company’s investment plans and working capital requirements;
•the relative economies of scale with respect to the Company’s size;
•the Company’s history in repurchasing shares or portions thereof; and
•the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar year to up to 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            34

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For the Year Ended June 30, 2022
June 30, 2021	July 28, 2021	375,861	35.91%	$12.17	$4,574,227
September 30, 2021	October 27, 2021	377,210	36.90%	12.46	4,700,039
December 31, 2021	January 28, 2022	384,510	36.17%	12.69	4,879,428
March 31, 2022	April 24, 2022	1,263,700	70.44%	12.77	16,137,444
Total for the year ended June 30, 2022		2,401,281			$30,291,138

For the Year Ended June 30, 2021
June 30, 2020	July 27, 2020	470,321	62.22%	$10.59	$4,980,700
September 30, 2020	October 28, 2020	381,283	31.07%	10.35	3,946,290
December 31, 2020	January 25, 2021	352,720	35.59%	11.62	4,098,605
March 31, 2021	April 27, 2021	360,479	32.28%	11.95	4,307,720
Total for the year ended June 30, 2021		1,564,803			$17,333,315

On June 17, 2022, the Company made an offer to purchase up 922,548 shares of its issued and outstanding common stock, par value $0.01 per share, which amount represents 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year ended June 30, 2021. The offer began on June 23, 2022 and expired at 4:00 p.m., Eastern Time, on July 26, 2022, and a total of 842,655 shares were validly tendered and not withdrawn pursuant to the offer as of such date. In accordance with the terms of the Offer, the Company purchased all 842,655 Shares validly tendered and not withdrawn at a price equal to $12.08 per Share, for an aggregate purchase price of approximately $10,179,271. The purchase price per share was equal to the net asset value per Share as of July 22, 2022.

From time to time, the Company may repurchase a portion of its common and preferred stock and is notifying you of such intention as required by applicable securities law.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an initial investment advisory agreement with the Adviser (the "Prior Advisory Agreement"). On May 30, 2019, the Company held a special meeting of stockholders at which stockholders voted to approve a new investment advisory agreement with the Adviser that is identical in all respects except for the date of effectiveness and the term to the Prior Investment Advisory Agreement, which had terminated as a result of a technical “change in control” and “assignment” as such terms are defined under the 1940 Act. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5%

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            35

per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the year ended June 30, 2022, expenses incurred by the Company and the payable amount remaining at June 30, 2022 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$15,991,217	$4,310,154
Incentive fee(1)	17,991,301	5,116,332
Routine non-compensation overhead expenses(2)	60,595	30,595

(1) The payable amount is presented as part of the Due to Adviser line item on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of the Due to Adviser line item on the Statement of Assets and Liabilities and the expense amount is presented as Adviser shared service expense on the Statement of Operations.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance, legal services and offerings of the Company’s debt, common stock and other securities. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the year ended June 30, 2022, $2,283,554 in administrator costs were incurred by the Company, $690,978 of which is included on the Statement of Assets and Liabilities as a payable under the Due to administrator line item.

Commissions and fees on shares of common stock sold
On December 5, 2019, we announced that Preferred Capital Securities, LLC (“PCS” or “Dealer Manager”), a broker dealer and wholesale distributor, would become the dealer manager for an 18-month follow-on common stock offering upon the effectiveness of our common share registration statement. On February 6, 2020, we filed a definitive prospectus with the SEC pursuant to which, through our Dealer Manager, we are offering up to 71,620,877 shares of our common stock for a period of up to eighteen months, unless otherwise extended. PCS charges selling commissions of 6.0% and dealer manager fees of 0.75%, payable upon a purchase of “Class R” shares.

During the year ended June 30, 2022, the total sales load incurred through the offering of our common stock was $6,229,141, which includes $5,462,687 of selling commissions and $766,454 of dealer manager fees. These fees are charged against additional paid-in capital on the Statements of Changes in Net Assets.

Common Stock Offering Costs
The Adviser, on behalf of the Company, paid or incurred common stock offering costs totaling $898,724 for the year ended June 30, 2022. As of June 30, 2022, $489,541 remains as a deferred asset on the Statement of Assets and Liabilities, while $620,085 has been amortized to expense on the Statement of Operations during the year ended June 30, 2022 .

Common stock offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            36

At June 30, 2022, the total due to the Adviser for organization and common stock offering costs and operating expenses paid on behalf of the Company was $132,786, which is included within the Due to Adviser line item on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
June 30, 2020	867,504	—	867,504
June 30, 2021	359,068	—	359,068
June 30, 2022	898,724	—	898,724
Total reimbursements made	(6,887,152)	(3,905,271)	(10,792,423)
Balance payable	$132,786	$—	$132,786

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and common stock offering costs that it has funded, until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On January 13, 2020, (amended on August 2, 2022), the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”), Prospect Sustainable Income Fund, Inc. (“PSIF”) and NGL Subsidiary Ltd. (“NGL”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.
Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.

Allocation of Expenses
For CLO investments held by each of the Company, PSEC, PSIF and NGL, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC, PSIF and NGL their proportional share of such expense based on the number of positions held by each entity. During the year ended June 30, 2022, the Company incurred $315,947 in expenses related to valuation services that are attributable to PSEC, PSIF and NGL, of which $147,248 is still owed to the Company. Additionally, during the year ended June 30, 2022, the Company incurred $15,500 in expense related to financial reporting software and insurance that are attributable to PSEC, of which $15,500 is still owed to the Company. The amounts owed to the Company are typically settled on a quarterly basis.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            37

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the year ended June 30, 2022, $206,250 was paid to the independent directors of the Company, which is included as Directors fees on the Statement of Operations, of which $75,000 is still payable at June 30, 2022. The officers do not receive any direct compensation from the Company.

Services Agreement
PCM has engaged Preferred Shareholder Services, LLC, an affiliate of the Dealer Manager, to provide certain non-offering issuer support services pursuant to a services agreement. PCM is responsible for any payments due under such agreement. Starting on January 1, 2022, Prospect Capital Management allocated the costs under such services agreement to the Company quarterly, at an up to 0.25% per annum rate of the Company’s average monthly net assets. For the year ended June 30, 2022, $661,419 of reimbursement was incurred, which is included in Adviser shared service expense on the Statement of Operations, of which $333,684 is still payable at June 30, 2022 .

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the year ended June 30, 2022. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 2, 9, 16, 23 and 30, 2021	August 2, 2021	0.10070	$3,741,127
August 6, 13, 20 and 27, 2021	August 30, 2021	0.08056	3,013,888
September 3, 10, 17 and 24, 2021(b)	September 27, 2021	0.14806	5,637,969
October 1, 8, 15, 22 and 29, 2021	November 1, 2021	0.10070	3,895,166
November 5, 12, 19 and 26, 2021	November 29, 2021	0.08056	3,152,136
December 3, 10, 17, 27, 2021 and January 3, 2022(b)	January 4, 2022	0.17070	6,835,354
January 7, 14, 21 and 28, 2022	January 31, 2022	0.08056	3,287,544
February 4, 11, 18 and 25, 2022	February 28, 2022	0.08056	3,319,121
March 4, 11, 18 and 25, 2022(b)	March 28, 2022	0.15119	6,355,630
April 1, 8, 15, 22 and 29, 2022	May 2, 2022	0.10070	4,297,760
May 6, 13, 20 and 27, 2022	May 30, 2022	0.08056	3,434,804
June 3, 10, 17 and 24, 2022(b)	June 27, 2022	0.15181	6,617,186
Total declared and distributed for the year ended June 30, 2022			$53,587,685

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the year ended June 30, 2022 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to June 30, 2022 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
July 1, 8, 15, 22 and 29, 2022	August 1, 2022	$0.10070
August 5, 12, 19 and 26, 2022	August 29, 2022	$0.08056

(a)Total amount per share represents the total distribution rate for the record dates indicated.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            38

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

The Company has adopted a distribution reinvestment plan pursuant to which common stockholders will automatically have the full amount of distributions reinvested in additional shares. Common stockholders may "opt out" of the distribution reinvestment plan and instead receive their distributions in cash. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. During any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to a common stockholder in connection with a distribution reinvestment shall be determined by dividing the total dollar amount of the distribution payable to the common stockholder by the net asset value per common share of the Company, as determined pursuant to procedures adopted by our Board.

The Company issued 1,743,574 and 1,640,840 shares of its common stock in connection with the distribution reinvestment plan for the year ended June 30, 2022 and year ended June 30, 2021, respectively.

Note 7. Preferred Stock
The Company has authorized 50,000,000 shares of Preferred Stock, at a par value of $0.01 per share, and had 10,875,493 shares issued and outstanding at June 30, 2022.

The Company completed underwritten public offerings of its mandatorily redeemable Term Preferred Stock: 6.375% Series A Term Preferred Stock Due 2025 (the “Series A Term Preferred Stock”), 7.00% Series D Term Preferred Stock Due 2029 (the “Series D Term Preferred Stock”), 6.375% Series E Term Preferred Stock Due 2024 (the “Series E Term Preferred Stock”), 6.625% Series F Term Preferred Stock Due 2027 (the “Series F Term Preferred Stock”), 6.25% Series G Term Preferred Stock Due 2026 (the “Series G Term Preferred Stock”), 6.00% Series H Term Preferred Stock Due 2026 (the “Series H Term Preferred Stock”), 6.125% Series I Term Preferred Stock Due 2028 (the “Series I Term Preferred Stock”), 6.000% Series J Term Preferred Stock Due 2028 (the “Series J Term Preferred Stock”) and 6.375% Series L Term Preferred Stock Due 2029 (the “Series L Term Preferred Stock” and, together with the other term preferred stock, the “Term Preferred Stock”). The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock.

The Company completed underwritten public offerings of its 7.000% Series K Cumulative Preferred Stock (the “Series K Cumulative Preferred Stock” or “Cumulative Preferred Stock”). The Company is not required to redeem its outstanding Cumulative Preferred Stock.

At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock or Cumulative Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock or Cumulative Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock or Cumulative Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock. Further, from time to time (including before the optional redemption date), the Company may repurchase a portion of its preferred stock and is notifying you of such intention as required by applicable securities law.

If the dividends on the preferred stock remain unpaid in an amount equal to two full years’ dividends, the holders of the preferred dividends as a class have the right to elect a majority of the Board of Directors. In general, the holders of the preferred stock and the common shares have equal voting rights of one vote per share, except that the holders of the preferred stock, as a separate class, have the right to elect at least two members of the Board of Directors. The Company is required to maintain certain asset coverage with respect to the preferred stock as defined in the Company’s By-Laws and the 1940 Act.

All Term Preferred Stock and Cumulative Preferred Stock ranks (with respect to the payment of dividends and rights upon liquidation, dissolution or winding up) (a) senior to our common stock, (b) on parity with each other series of our preferred stock, and (c) junior to our existing and future secured and unsecured indebtedness.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            39

On February 1, 2021, our Board of Directors authorized a program for the repurchase of up to $25 million worth of the Company’s then outstanding shares of our Term Preferred Stock in aggregate, pursuant to terms consistent with those of the program announced in March 2020.

The Company fully redeemed the 1,468,265 outstanding shares of Series A Term Preferred Stock on August 11, 2021 at a price of $25.18 per share including accrued dividends through the redemption date, for a total cost of $36,966,625. The Company fully redeemed the 1,021,674 outstanding shares of Series E Term Preferred Stock on October 8, 2021 at a price of $25.03 per share including accrued dividends through the redemption date, for a total cost of $25,573,512. In connection with the redeemed Term Preferred Stock, the Company recognized a realized loss of $1,668,530.

The following table summarizes the Company’s Term Preferred Stock and Cumulative Preferred Stock activity for the year ended June 30, 2022:

	Series A Term Preferred Stock Due 2025(1)	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024(1)	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock	Total Preferred Stock
Shares outstanding at June 30, 2021	1,468,265	1,094,065	1,021,674	1,233,428	1,472,000	1,196,000	1,600,000	—	—	—	9,085,432
Shares issued	—	—	—	—	—	—	—	1,580,000	1,100,000	1,600,000	4,280,000
Shares redeemed	(1,468,265)	—	(1,021,674)	—	—	—	—	—	—	—	(2,489,939)
Shares outstanding at June 30, 2022	—	1,094,065	—	1,233,428	1,472,000	1,196,000	1,600,000	1,580,000	1,100,000	1,600,000	10,875,493

(1)On August 11, 2021 and October 8, 2021, the Company redeemed all of the Series A and E Term Preferred Shares issued and outstanding, respectively.

	Series A Term Preferred Stock Due 2025(1)	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024(1)	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock	Total Preferred Stock
Principal outstanding at June 30, 2021	$36,706,625	$27,351,625	$25,541,850	$30,835,700	$36,800,000	$29,900,000	$40,000,000	$—	$—	$—	$227,135,800
Shares issued	—	—	—	—	—	—	—	39,500,000	27,500,000	40,000,000	107,000,000
Shares redeemed	(36,706,625)	—	(25,541,850)	—	—	—	—	—	—	—	(62,248,475)
Shares outstanding at June 30, 2022	$—	$27,351,625	$—	$30,835,700	$36,800,000	$29,900,000	$40,000,000	$39,500,000	$27,500,000	$40,000,000	$271,887,325

(1)On August 11, 2021 and October 8, 2021, the Company redeemed all of the Series A and E Term Preferred Shares issued and outstanding, respectively.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            40

The following table summarizes the Company’s Term Preferred Stock balances as of June 30, 2022:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Total Term Preferred Stock
Principal value	$27,351,625	$30,835,700	$36,800,000	$29,900,000	$40,000,000	$39,500,000	$27,500,000	$231,887,325
Unamortized deferred offering costs	(450,739)	(129,501)	(229,827)	(245,194)	(219,288)	(245,439)	(297,025)	(1,817,013)
Unamortized discount	(654,024)	(708,097)	(915,904)	(770,295)	(1,106,097)	(1,119,327)	(830,178)	(6,103,922)
Carrying value	$26,246,862	$29,998,102	$35,654,269	$28,884,511	$38,674,615	$38,135,234	$26,372,797	$223,966,390

Fair value(1)	$26,257,560	$30,169,649	$35,843,200	$28,656,160	$38,400,000	$36,355,800	$26,015,000	$221,697,369
Fair value per share(1)	$24.00	$24.46	$24.35	$23.96	$24.00	$23.01	$23.65
(1)Represents the June 30, 2022 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”) and is categorized as Level 2 under ASC 820 as of June 30, 2022 because of the low trading volume of the shares.

The following table summarizes the Company’s Cumulative Preferred Stock balances as of June 30, 2022:

Series K Cumulative Preferred Stock
Principal value	$40,000,000
Unamortized deferred offering costs	(315,426)
Unamortized discount	(1,250,000)
Carrying value	$38,434,574

Fair value(1)	$37,920,000
Fair value per share(1)	$23.70
(1)Represents the June 30, 2022 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”) and is categorized as Level 2 under ASC 820 as of June 30, 2022.

The following sets forth the terms of the Company’s Term Preferred Stock and Cumulative Preferred Stock offerings:

	Series A Term Preferred Stock Due 2025(1)	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024(1)	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock
Initial offering price	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2025	June 30, 2029	December 31, 2024	June 30, 2027	June 30, 2026	December 31, 2026	June 30, 2028	December 31, 2028	March 31, 2029	N/A
Term redemption price per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2021	March 31, 2022	October 7, 2021	February 25, 2023	March 19, 2023	May 6, 2023	June 17, 2024	August 10, 2024	February 28, 2025	September 30, 2026
Fixed dividend rate	6.375%	7.00%	6.375%	6.625%	6.250%	6.000%	6.125%	6.000%	6.375%	7.00%
Annualized per share payment	$1.59376	$1.75000	$1.59376	$1.65624	$1.56252	$1.50000	$1.53124	$1.50000	$1.59375	$1.75000

(1)On August 11, 2021 and October 8, 2021, the Company redeemed all of the Series A and E Term Preferred Shares issued and outstanding, respectively.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            41

Dividends payable on the Company’s Term Preferred Stock were $4,873 at June 30, 2022.

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of June 30, 2022, the Company had a deferred debt issuance cost balance of $1,817,013 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock at the time of issuance totaled $7,300,671. As of June 30, 2022 the Company had an unamortized discount balance of $6,103,922. These amounts are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Cumulative Preferred Stock. As of June 30, 2022, the Company had a deferred debt issuance cost balance of $315,426 related to the issuance of the Cumulative Preferred Stock. As of June 30, 2022 the Company had an unamortized discount balance of $1,250,000.

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the year ended June 30, 2022:

	Series A Term Preferred Stock Due 2025(1)	Series D Term Preferred Stock Due 2029	Series E Term Preferred Stock Due 2024(1)	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Total Term Preferred Stock
Fixed dividend expense(2)	$260,000	$1,914,614	$438,737	$2,042,853	$2,300,029	$1,798,987	$2,456,800	$2,113,250	$589,248	$13,914,518
Amortization of deferred offering costs	28,911	33,527	17,563	20,567	47,655	42,572	27,516	23,615	10,570	$252,496
Amortization of discount	2,666	69,248	43,701	113,285	191,161	138,866	138,859	115,048	29,074	$841,908
Total preferred dividend expense	$291,577	$2,017,389	$500,001	$2,176,705	$2,538,845	$1,980,425	$2,623,175	$2,251,913	$628,892	$15,008,922
Effective dividend rate(3)	N/A	7.752%	N/A	7.277%	7.151%	6.883%	6.802%	6.659%	7.145%	7.059%
Cash paid for dividend	$260,000	$1,914,614	$438,737	$2,042,853	$2,306,418	$2,068,087	$2,545,280	$2,113,250	$584,375	$14,273,614
(1On August 11, 2021 and October 8, 2021, the Company redeemed all of the Series A and E Term Preferred Shares issued and outstanding, respectively.
(2)Fixed dividend expense is composed of distributions declared and paid of $13,914,518 for the year ended June 30, 2022.
(3)Represents the effective rate for each respective series of Term Preferred Stock as of June 30, 2022.
The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Cumulative Preferred Stock for the year ended June 30, 2022:

Series K Cumulative Preferred Stock Due 2025
Fixed dividend expense(1)	$2,061,104
Amortization of deferred offering costs	—
Amortization of discount	—
Total preferred dividend expense	$2,061,104
Effective dividend rate(2)	7.000%
Cash paid for dividend	$2,061,104
(1) Fixed dividend expense is composed of distributions declared and paid of $2,061,104 for the year ended June 30, 2022.
(2)Represents the effective rate for each respective series of Cumulative Preferred Stock as of June 30, 2022.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            42

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2022.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the year ended June 30, 2022 was as follows:

Year ended June 30, 2022
Ordinary income	$53,587,685
Return of capital	—
Capital gain	—
Total dividends declared and paid to common shareholders	$53,587,685

However, the final determination of the tax character of dividends between ordinary income, capital gains and return of capital will not be made until we file our tax return for the tax year ended June 30, 2022. The expected tax character of distributions declared and paid to preferred stock shareholders during the years ended June 30, 2022 was as follows:

Year ended June 30, 2022
Ordinary income	$16,334,719
Return of capital	—
Capital gain	—
Total dividends declared and paid to preferred shareholders	$16,334,719
However, the final determination of the tax character of dividends between ordinary income, capital gains and return of capital will not be made until we file our tax return for the tax year ending June 30, 2022.

As of June 30, 2022, the estimated components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	$(20,769,058)
Temporary Differences	$39,326,693
Net Unrealized Gain on Investments	$1,552,418
Capital Loss Carryforward	$(11,123,437)

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2022, we increased total distributable earnings by $1,714,488, decreased paid-in capital in excess of par by $3,383,018, and increased accumulated realized gain by $1,668,530.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. For the tax year ended June 30, 2022, we had capital loss carryforwards of approximately $11,123,437 available for use in later tax years. The unused balance each year will be carried forward and utilized as gains are realized, subject to limitations. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company’s capital loss carryforwards may become permanently unavailable due to limitations by the Code.

Note 9. Concentration of Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the FDIC. The Company has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. For the year ended June 30, 2022, our cash deposits have exceeded the FDIC insured limit. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            43

sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Revolving Credit Facility
On December 16, 2019, we entered into a secured revolving credit facility (the “Facility”). The aggregate commitment of the Facility is $35 million and is collateralized by all of our investments. The Facility matures on June 16, 2023. The Facility bears interest at the current Prime Rate subject to a 3% floor plus 0.75%. Additionally, the lenders charge a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility is drawn, or 100 basis points if an amount more than 35% and less than or equal to 60% of the credit facility is drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. On December 10, 2021, we extended the maturity on the Facility to March 30, 2024.

The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of June 30, 2022, we were in compliance with these covenants. As of June 30, 2022, we had $24,800,000 outstanding on our Facility. As of June 30, 2022, the investments used as collateral for the Facility had an aggregate fair value of $846,193,494, which represents 100% of our total investments. As of June 30, 2022, the fair value of the Facility was $24,800,000, the balance outstanding, and is categorized as Level 2 under ASC 820. The fair value of the Facility is equal to that of the carrying value since the Facility bears a floating rate and re-prices to market frequently.

In connection with the origination of the Facility, we incurred $852,760 of fees, all of which are being amortized over the term of the facility on an effective yield basis. As of June 30, 2022, $360,625 remains to be amortized and is reflected as Deferred financing costs on the Statements of Assets and Liabilities.

During the year ended June 30, 2022, we recorded $1,093,782 of interest costs and amortization of financing costs on the Facility as interest expense.

For the year ended June 30, 2022, the average stated interest rate (i.e., rate in effect plus the spread) was 4.72%. For the year ended June 30, 2022, average outstanding borrowings for the Facility were $12,718,082.

Note 12. Notes Payable
On January 27, 2020, we issued $15,000,000 principal amount of senior unsecured notes that mature on March 31, 2035 (the “2035 Notes”). On March 2, 2022, we completed a further issuance of $15,000,000 of the 2035 Notes in a private placement to the same institutional investor. As of June 30, 2022, $30,000,000 in aggregate principal amount of the 2035 Notes remained outstanding. The 2035 Notes bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30, and December 31 of each year. Total proceeds from the issuance of the 2035 Notes, net of underwriting discounts and issuance costs, were $28,789,951. As of June 30, 2022, the fair value of the 2035 Notes is $29,109,868, estimated by discounting remaining payments using applicable current market rates, and is categorized as Level 2 under ASC 820 as of June 30, 2022. As of June 30, 2022, $253,281 of debt issuance costs and $890,132 of underwriting discounts that remains to be amortized and are included as a reduction within Notes payable on the Statement of Assets and Liabilities.

During the year ended June 30, 2022, we recorded $1,326,514 of interest costs and amortization of financing costs on the 2035 Notes as interest expense on the Statement of Operations.

For the year ended June 30, 2022, the average stated interest rate was 6.50%. For the year ended June 30, 2022, average outstanding borrowings for the 2035 Notes were $19,931,507.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            44

Note 13. Financial Highlights
The following is a schedule of financial highlights for each of the five years ended June 30. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018
Per share data:
Net asset value, beginning of year	$12.15	$10.57	$13.02	$13.47	$14.43
Net investment income(a)(g)	1.83	1.84	1.48	1.61	1.60
Net realized gain (loss) and net change in unrealized appreciation/depreciation on investments(a)	(0.57)	1.07	(2.63)	(0.71)	(1.19)
Net realized gain/(loss) on repurchase of preferred stock(a)	(0.04)	(0.05)	0.04	—	—
Net increase (decrease) in net assets resulting from operations	1.22	2.86	(1.11)	0.90	0.41
Dividends declared on Cumulative Preferred Stock	(0.05)	—	—	—	—
Net increase (decrease) in net assets resulting from operations applicable to common stockholders	1.17	2.86	(1.11)	0.90	0.41
Distributions to common stockholders(f)
Dividends from net investment income(a)	(1.33)	(0.59)	(0.69)	(1.00)	(0.83)
Capital gain(a)	—	—	—	(0.01)	(0.03)
Return of capital(a)	—	(0.67)	(0.72)	(0.47)	(0.64)
Total distributions(b)	(1.33)	(1.26)	(1.41)	(1.48)	(1.50)
Other(c)	0.05	(0.02)	0.07	0.13	0.13
Net asset value, end of year	$12.04	$12.15	$10.57	$13.02	$13.47

Total return, based on NAV(d)	10.71%	29.13%	(8.83)%	8.06%	3.94%
Supplemental Data:
Net assets, end of year	$529,829,535	$448,284,587	$347,800,248	$399,704,924	$332,681,912
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(g)	12.02%	12.94%	11.32%	8.46%	6.41%
Expenses after expense support (reimbursements)/repayments, net(e)(g)	12.02%	12.94%	11.32%	8.46%	6.25%
Net investment income(g)	14.63%	16.23%	12.20%	11.90%	11.46%

Portfolio turnover	1.74%	3.74%	1.66%	1.44%	1.10%

(a) Calculated based on weighted average shares outstanding during the year.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s common shares are not publicly traded.

(e) For the year ended June 30, 2018, there were expense support repayments (reimbursements), net of ($675,148). There were no expense support repayments (reimbursements) for the years ended June 30, 2022, 2021, 2020 and 2019.

(f) The amounts reflected for the year ended June 30, 2019 have been updated based on tax information received subsequent to the filing of the annual report on Form N-CSR.
(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Preferred Shares). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. The ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2022, 2021, 2020, 2019 and 2018 are 2.99%, 3.54%, 2.94%, 1.34% and 0.00%, respectively.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            45

Information about our senior securities is shown in the following tables as of June 30, 2022 and June 30, 2021, 2020, 2019 and 2018.

Senior Securities as of June 30, 2022(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$24,800,000	$34,205	$—	$—
2035 Notes	$30,000,000	$15,479	$—	$—
Series D Term Preferred Stock Due 2029	$27,351,625	$65	$25.00	$25.37
Series F Term Preferred Stock Due 2027	$30,835,700	$65	$25.00	$25.33
Series G Term Preferred Stock Due 2026	$36,800,000	$65	$25.00	$25.26
Series H Term Preferred Stock Due 2026	$29,900,000	$65	$25.00	$25.07
Series I Term Preferred Stock Due 2028	$40,000,000	$65	$25.00	$24.99
Series J Term Preferred Stock Due 2028	$39,500,000	$65	$25.00	$24.75
Series L Term Preferred Stock Due 2029	$27,500,000	$65	$25.00	$24.37
Series K Cumulative Preferred Stock	$40,000,000	$65	$25.00	$24.22

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2021 to June 30, 2022. For series that were not outstanding at June 30, 2022, the average starts from the first day of trading of that particular series.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            46

Senior Securities as of June 30, 2021(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$16,200,000	$43,216	$—	$—
2035 Notes	$15,000,000	$22,439	$—	$—
Series A Term Preferred Stock Due 2025	$36,706,625	$68	$25.00	$24.21
Series D Term Preferred Stock Due 2029	$27,351,625	$68	$25.00	$25.06
Series E Term Preferred Stock Due 2024	$25,541,850	$68	$25.00	$24.19
Series F Term Preferred Stock Due 2027	$30,835,700	$68	$25.00	$24.51
Series G Term Preferred Stock Due 2026	$36,800,000	$68	$25.00	$25.32
Series H Term Preferred Stock Due 2026	$29,900,000	$68	$25.00	$25.16
Series I Term Preferred Stock Due 2028	$40,000,000	$68	$25.00	$25.15

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2020 to June 30, 2021. For series that were not outstanding at June 30, 2020, the average starts from the first day of trading of that particular series.

Senior Securities as of June 30, 2020(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$—	$—	$—	$—
2035 Notes	$15,000,000	$36,030	$—	$—
Series A Term Preferred Stock Due 2025	$37,035,875	$68	$25.00	$24.31
Series B Term Preferred Stock Due 2023	$24,622,950	$68	$25.00	$24.42
Series C Term Preferred Stock Due 2024	$38,927,475	$68	$25.00	$24.69
Series D Term Preferred Stock Due 2029	$27,400,175	$68	$25.00	$24.87
Series E Term Preferred Stock Due 2024	$25,982,900	$68	$25.00	$23.79
Series F Term Preferred Stock Due 2027	$30,883,700	$68	$25.00	$22.74

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).
(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2019 to June 30, 2020. For series that were not outstanding at June 30, 2019, the average starts from the first day of trading of that particular series.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            47

Mandatorily Redeemable Preferred Shares as of June 30, 2019(a)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
Series A Term Preferred Stock Due 2025	$37,504,575	$349	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	$524	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	$325	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	$501	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Mandatorily Redeemable Preferred Shares at the End of the Year(a)
Year	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
2018	$34,000,000	$268.64	$25.00	$24.22

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of Fund total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)The average market value is the settlement price as of June 29, 2018. There were no settled preferred shares outstanding prior to June 29, 2018.

Note 14. Subsequent Events
During the period from July 1, 2022 through September 6, 2022, we made 7 CLO equity investments totaling $18.9 million, 6 of which represented new investments.

During the period from July 1, 2022 through September 6, 2022, we made 11 CLO debt investment totaling $29.2 million, 10 of which represented new investments.

During the period from July 1, 2022 through September 6, 2022, we raised $47.3 million of capital, net of offering proceeds, through the issuance of 3,937,198 shares.

On July 14, 2022, in accordance with our share pricing policy, our Board determined that a decrease in our common stock public offering prices was warranted following a decrease in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we decreased our common stock public offering price to $12.98 per share designated as “Class R,” $12.20 per share designated as “Class RIA,” and $12.10 per share designated as “Class I” from $13.42 per share designated as “Class R,” $12.61 per share designated as “Class RIA,” and $12.51 per share designated as “Class I.” The change in the common stock public offering price was effective as of our July 15, 2022 weekly closing and first applied to subscriptions received from July 8, 2022 through July 14, 2022.

On August 4, 2022, in accordance with our share pricing policy, our Board determined that a decrease in our common stock public offering prices was warranted following a decrease in our estimated net asset value per share. In order to more accurately reflect our net asset value per share, we decreased our common stock public offering price to $12.66 per share designated as “Class R,” $11.90 per share designated as “Class RIA,” and $11.81 per share designated as “Class I” from $12.98 per share designated as “Class R,” $12.20 per share designated as “Class RIA,” and $12.10 per share designated as “Class I.” The change in the common stock public offering price was effective as of our August 5, 2022 weekly closing and first applied to subscriptions received from July 29, 2022 through August 4, 2022.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            48

On July 13, 2022 and July 25, 2022, we paid down $10,000,000 and $14,800,000 on the Facility, respectively. On August 23, 2022 and August 26, 2022, we drew $9,000,000 and $5,000,000 on the Facility, respectively. As of September 6, 2022, there was a $14,000,000 outstanding Facility balance.

On August 23, 2022, our Board authorized and we declared a series of distributions for our Series D Term Preferred Stock Due 2029, Series F Term Preferred Stock Due 2027, Series G Term Preferred Stock Due 2026, Series H Term Preferred Stock Due 2026, Series I Term Preferred Stock Due 2028, Series J Term Preferred Stock Due 2028, Series K Cumulative Preferred Stock and Series L Term Preferred Stock Due 2029 payable on September 30, 2022, as reflected in the following table. Preferred stockholders of each respective Series on the record date, the close of business on September 15, 2022, will receive the respective distributions on the payment date, September 30, 2022.

	Series D Term Preferred Stock due 2029	Series F Term Preferred Stock due 2027	Series G Term Preferred Stock due 2026	Series H Term Preferred Stock due 2026	Series I Term Preferred Stock due 2028	Series J Term Preferred Stock due 2028	Series K Cumulative Preferred Stock	Series L Term Preferred Stock due 2029
Total amount per share	$0.43750	$0.41406	$0.39063	$0.37500	$0.38281	$0.37500	$0.43750	$0.40286

On August 31, 2022, our Board of Directors declared a series of distributions for the months of September through November 2022, reflected in the following table. Common stockholders of record as of each respective record date will be entitled to receive the distributions.

Record Date	Payment Date	Total Amount per Share(a)
September 2, 9, 16, 23 and 30, 2022(b)	October 3, 2022	$0.172575
October 7, 14, 21, and 28, 2022	October 31, 2022	$0.080560
November 4, 11, 18, and 25, 2022	November 28, 2022	$0.080560

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

2022 ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            49

DISTRIBUTION REINVESTMENT PLAN
Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted a distribution reinvestment plan pursuant to which shareholders will automatically have the full amount of their distributions reinvested in additional shares. Participants in our distribution reinvestment plan are free to revoke or reinstate participation in the distribution reinvestment plan within a reasonable time as specified in the plan. If you elect not to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted out” of our distribution reinvestment plan you will receive your distributions in cash rather than having them reinvested in additional shares. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares offered pursuant to our continuous offering.

If you wish to participate in the distribution reinvestment plan, no action will be required on your part to do so. If you are a registered stockholder, you may opt out of the distribution reinvestment plan and elect receive your entire distribution in cash by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. For plan participants, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt out” of our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

Our distribution reinvestment plan was amended and restated effective April 25, 2022 (the “Amendment Date”). If you held shares of the Company prior to the Amendment Date, your status as a participant or non-participant in the plan will not change on the Amendment Date and will remain unchanged unless you elect to change your participation as specified in the plan, or you purchase new shares of the Company and select a different participation status for those shares. Importantly, all shares held by a shareholder in one account must have the same status with respect to participation in the plan. That means that, if you purchase new shares of the Company after the Amendment Date and do not specifically elect to receive cash distributions, you will become a participant in the plan with respect to all of our shares that you hold, no matter when they were purchased or what your prior election was.

Distributions on fractional shares will be credited to each participant's account. In the event of termination of a participant's account under the Plan, the plan administrator will adjust for any such undivided fractional interest in cash at the current offering price of the Company's shares in effect at the time of termination.

We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•during any period when we are making a “best-efforts” public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and
•during any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges associated with participation in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.
If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain

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PRIORITY INCOME FUND, INC.                                            50

or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

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PRIORITY INCOME FUND, INC.                                            51

MANAGEMENT
Our Board of Directors oversees our management. Our Board of Directors currently consists of four members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus and statement of additional information includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Directors(4)
M. Grier Eliasek (49) Chairman of the Board, Director, Chief Executive Officer and President (February 2013)	2024	3	President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of the Adviser of PSIF, Chief Executive Officer and President of PSIF, President and Chief Operating Officer of PSEC, Managing Director of PCM and Prospect Administration
Independent Directors
Andrew C. Cooper (60) Director (February 2013)	2024	3	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions.
William J. Gremp (79) Director (February 2013)	2023	3	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present.
Eugene S. Stark (64) Director (February 2013)	2022	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present.

(1)The business address of each director of the Company is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)The Fund Complex consists of the Company, PSIF, and PSEC.
(3)Mr. Eliasek is an interested person of the Company as defined in the 1940 Act because of his positions with PCM and our Adviser.

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PRIORITY INCOME FUND, INC.                                            52

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 43(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since April 2018	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser, PSIF, PSEC, and the Adviser of PSIF.
(1)The business address of Ms. Van Dask is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

Compensation of Directors
The following table sets forth compensation of our directors for the year ended June 30, 2022.

Name	Fees Earned(1)	All Other Compensation(2)	Total
Interested Directors
M. Grier Eliasek	$—	$—	$—
Independent Directors
Andrew C. Cooper	68,750	—	68,750
William J. Gremp	68,750	—	68,750
Eugene S. Stark	68,750	—	68,750
	Total director compensation		$206,250
(1)For a discussion of the independent directors’ compensation, see below.
(2)We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to the Fund meeting its minimum offering requirement, our directors were not entitled to compensation. Subsequent to the Fund meeting its minimum offering requirement, our directors who do not also serve in an executive officer capacity for us or our Adviser have been and will continue to be entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. These directors are currently Messrs. Cooper, Gremp and Stark. Amounts payable under this arrangement are currently determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 - $100,000,000	$—
$100,000,001 - $300,000,000	35,000
$300,000,001 - $500,000,000	50,000
$500,000,001 - $1 billion	75,000
>$1 billion	100,000

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or our Adviser.

Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Prospect Capital Management, Prospect Administration or Stratera Holdings or by individuals who were contracted by such entities to work on behalf of us, pursuant to the terms of the Investment Advisory Agreement between the Company and our Adviser and the Administration Agreement between the Company and Prospect Administration. Each of our executive officers is an employee of our Adviser, Prospect Capital Management, Prospect Administration, Stratera Holdings or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by our Adviser. In addition, we

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PRIORITY INCOME FUND, INC.                                            53

reimburse Prospect Administration for our actual and allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our chief financial officer, chief compliance officer, treasurer and secretary and other administrative support personnel under the Administration Agreement.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an meeting held on June 16, 2022, our Board of Directors, including all of the directors that are not interested persons of the Company, unanimously voted to reapprove the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the Board reviewed and considered a significant amount of information including: (1) the nature, quality and extent of the advisory and other services that have been provided to the Company by the Adviser; (2) the investment performance of the Company; (3) comparative fee information on fees paid by other registered management investment companies and business development companies with similar investment objectives; (4) comparative fee information on fees charged by affiliates of the Adviser to other investment companies; (5) the Company’s operating expenses compared to registered management investment companies with similar investment objectives; (6) information about the Adviser’s profitability and economies of scale; and (7) various other factors.

The Board’s decision to renew the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at the June 16, 2022 meeting and based on information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors. Among other factors, the Board requested, considered and evaluated information regarding:

Nature, Extent and Quality of Services

The Board considered the services being provided to the Company by the Adviser and the personnel who would be providing such services. The Board considered that the Adviser does not currently have any employees but has access to employees of Prospect Capital Management (“PCM”). The Board considered the due diligence that PCM’s personnel conduct with respect to prospective CLO equity securities and the ongoing monitoring of the Company’s investments that is conducted. The Board also reviewed information concerning the compliance program of the Adviser and the Company.

Based on a review of the above information, together with the factors referenced below, the Board concluded that it was generally satisfied with, and that the Company should continue to benefit from, the nature, extent and quality of services provided to the Company by the Adviser.

Performance

The Board reviewed detailed information regarding the performance of the Company over a number of periods since the Company’s inception. The Board also reviewed information comparing the performance of the Company to the performance of two closed-end funds with similar investment strategies. The Board noted that the two funds that had the most similar investment strategies to the Company were traded on an exchange whereas the Company was not traded and was currently involved in a continuous offering of its securities.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, payable by the Company to the Adviser under the Investment Advisory Agreement and also reviewed the total expense ratio of the Company for calendar year 2021. Additionally, the Board received and considered information comparing the advisory fee rates and operating expense ratio to similarly situated funds. Based on the information reviewed, the Board determined that, while there were differences in the fee structures among the funds reviewed, the fees that the Company paid to the Adviser were in line with other funds in the industry in which the Company competes.

Profitability

The Board also considered a profitability analysis of the Adviser and its affiliates with respect to the Company. The Board concluded that, in light of the costs of providing investment advisory services to the Company, particularly the specialized nature of investing in CLOs, the Adviser’s profitability was not excessive.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Company. Based on information provided by the Adviser, the Board concluded that these benefits were not material.

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PRIORITY INCOME FUND, INC.                                            54

Based on the information reviewed and the discussions detailed above, the Board approved of the renewal of the Investment Advisory Agreement, including the base management fee, the incentive fee and other amounts payable by the Company thereunder, including the reimbursement for routine non-compensation overhead expenses of the Adviser and its investment affiliates up to 0.25% per annum of the Company’s average gross assets determined on a quarterly basis, and determined that such compensation was fair and reasonable.

ADDITIONAL INFORMATION
Portfolio Information
The Company prepares Form N-PORT, which contains a schedule of its portfolio holdings, on a monthly basis and makes its N-PORT filings with the Securities and Exchange Commission on a quarterly basis within 60 days after the end of the quarter. The Company’s N-PORT filings for the third month of each quarter are available on the Commission’s website at http://www.sec.gov and on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink).

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; and (ii) on the SEC’s website at http://www.sec.gov. Information regarding how the Company voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

Tax Information
For tax purposes, distributions to common stockholders during the year ended June 30, 2022 were approximately $53,587,685 for distributions from net investment income, $0 from return of capital and $0 from capital gain. Distributions to preferred shareholders during the year ended June 30, 2022 were $15,975,622 for distributions from net investment income and $0 from return of capital.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.
•Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

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PRIORITY INCOME FUND, INC.                                            55

Item 1. Reports to Stockholders (cont.).
(b) Not applicable.

Item 2. Code of Ethics.
The Registrant has adopted a code of ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Priority Income Fund, Inc. There were no amendments to the code of ethics during the period covered by this report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the code of ethics during the period covered by this report. This information is also available free of charge by contacting the Company by mail at 10 East 40th Street, 42nd Floor, New York, NY 10016, or by telephone at (212) 448-0702.

Item 3. Audit Committee Financial Expert.
The Registrant’s Board of Directors has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is Eugene S. Stark based on his experience in financial and accounting matters. Mr. Stark is “independent” (as defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.
a.Audit Fees. The aggregate fees billed for professional services rendered by BDO USA, LLP (“BDO”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended June 30, 2022 was approximately $793,975 and for the fiscal year ended June 30, 2021 was $653,000.

b.Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDO that are reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under paragraph (a) of this Item 4 for the fiscal year ended June 30, 2022 was approximately $20,000 and for the fiscal year ended June 30, 2021 was approximately $2,000. These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

c.Tax Fees. The aggregate fees billed for professional services by BDO for tax compliance, tax advice and tax planning for the fiscal year ended June 30, 2022 was approximately $20,000 and for the fiscal year ended June 30, 2021 was $19,500.

d.All Other Fees. The aggregate fees billed for professional services by BDO related to permissible advisory services in the fiscal year ended June 30, 2022 was approximately $0 and for the fiscal year ended June 30, 2021 was $20,000.

e.(1) The Registrant’s Audit Committee is required to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/ or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Not applicable.

f.Not applicable.

g.For the fiscal years ended June 30, 2022 and June 30, 2021, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant and the Registrant’s investment advisor were $0.

h.For the fiscal years ended June 30, 2022 and June 30, 2021, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and/or to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant and the Registrant’s investment advisor were $0.

Item 5. Audit Committee of Listed Registrant.
The Registrant has a separately-designated standing audit committee established in accordance with Sections 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Andrew C. Cooper, William J. Gremp and Eugene S. Stark.

Item 6. Investments.
(a) Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated proxy voting responsibility to Priority Senior Secured Income Management, LLC. As of and for the year ended June 30, 2022, the Company had not voted any proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of Priority Senior Secured Income Management, LLC are set forth below.

PRIORITY SENIOR SECURED INCOME MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES
The guidelines will be reviewed periodically by Priority Senior Secured Income Management, LLC and the Registrant’s non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Priority Senior Secured Income Management, LLC.

Introduction
An investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients. These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies
We will vote proxies relating to our securities in the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so. Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.RS.

Item 8. Portfolio Managers of Closed-End Investment Companies.
(a)(1) Registrant’s Portfolio Managers as of June 30, 2022 are:

Name	Title	Length of Service	Business Experience 5 Years
John F. Barry III	Portfolio Manager	Since May 2013	CEO of Priority Senior Secured Income Management, LLC; Chairman of the Board and CEO of Prospect Capital Corporation.
M. Grier Eliasek	Portfolio Manager	Since May 2013
Chairman of the Board, Director and CEO of the Registrant; President and COO of Priority Senior Secured Income Management, LLC; President and COO of Prospect Capital Corporation; Managing Director of Prospect Capital Management and Prospect Administration; President and CEO of Prospect Sustainable Income Fund, Inc. (formerly Prospect Flexible Income Fund, Inc.).

John W. Kneisley	Portfolio Manager	Since May 2013	Managing Director of Priority Senior Secured Income Management, LLC and Prospect Capital Management.
Colin McGinnis	Portfolio Manager	Since May 2013	Managing Director of Priority Senior Secured Income Management, LLC and Prospect Capital Management.
(a)(2) Other accounts managed by the Registrant’s Portfolio Managers as of June 30, 2022 are:

		Other Accounts Managed		Other Accounts for which Advisory Fee is Based on Performance
Name	Account Type	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John F. Barry III	Registered Investment Companies	2	$7.7B	1	$7.7B
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
M. Grier Eliasek	Registered Investment Companies	2	$7.7B	1	$7.7B
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
John W. Kneisley	Registered Investment Companies	1	$38.2M	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Colin McGinnis	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Our Adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Capital Management L.P., Prospect Administration LLC, and Prospect Capital Corporation. However, Prospect Capital Management L.P. believes that our Adviser’s professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. To the extent permitted by the 1940 Act and staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.

(a)(3) Portfolio Manager compensation as of June 30, 2022:

The portfolio managers receive compensation through an affiliate of the Adviser that includes an annual base salary, an annual individual performance bonus and contributions to a retirement plan in connection with their services.

(a)(4) Dollar range of equity securities owned by the Registrant’s Portfolio Managers as of June 30, 2022:

Name of Professional	Dollar Range of Equity Securities (1)(2)(3)
John F. Barry III(4)	$100,001-$500,000
M. Grier Eliasek	None
John W. Kneisley	None
Colin McGinnis	None

(1) Dollar ranges are as follows: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000
(2) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Exchange Act (17 CFR 240.16a-1(a)(2)).
(3) The dollar range of equity securities beneficially owned is based on the public offering price of Class R of $13.42 per share on June 30, 2022.
(4) Mr. Barry may be deemed to share beneficial ownership with our Adviser by virtue of his control of Prospect Capital Management, which owns 50% of our Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this report on Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that, due to the material weakness in the Company’s internal control over financial reporting described below, the Disclosure Controls are not reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives.

Notwithstanding the material weakness, management believes that the financial statements included in this Annual Report on Form N-CSR present fairly in all material respects the Company’s financial condition, results of its operations, changes in its net assets and temporary equity and its cash flows for the periods presented.

A material weakness was identified in our internal control over financial reporting relating to the operation of the management review control over the valuation of collateralized loan obligations (“CLOs”), including management’s review procedures over the completeness and accuracy of the underlying data used in performing those review procedures.

Although the material weakness did not result in any material misstatement of our financial statements, there is a possibility it could lead to a material misstatement of account balances or disclosures. Accordingly, management has concluded that these control deficiencies constitute material weakness.

Management believes that the financial statements included in this Annual Report on Form N-CSR present fairly in all material respects the Company’s financial condition, results of its operations, changes in its net assets and temporary equity and its cash flows for the periods presented. We believe that the audited financial statements included in this Annual Report on Form N-CSR are accurate.

(b)We have begun the process of, and we are focused on, enhancing effective internal controls measures to improve our internal control over financial reporting and remediate the material weakness. Our internal control remediation efforts include the following:

•Enhancing existing controls that address the completeness and accuracy of underlying data used in the performance of management review controls over the valuation of CLOs;
•Enhancing policies and procedures to retain adequate documentary evidence for certain management review controls over the valuation of CLOs, including precision of review and evidence of review procedures performed to demonstrate effective operation of such controls;

These matters did not require a fourth quarter 2022 adjustment or materially impact any of our financial statements for any prior annual or interim periods. There was no others changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1) Not applicable.
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.
(a)(3) Not applicable.
(a)(4) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: September 6, 2022

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: September 6, 2022